 [AQUILA GROUP OF FUNDS LOGO]
PROSPECTUS
April 3, 2017

Logo Aquila Three Peaks High Income Fund	Logo Aquila Three Peaks Opportunity Growth Fund

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS F SHARES	CLASS T SHARES	CLASS Y SHARES
	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL
Aquila Three Peaks High Income Fund	ATPAX	ATPCX	ATIPX	ATPFX	ATPTX	ATPYX
Aquila Three Peaks Opportunity Growth Fund	ATGAX	ATGCX	ATRIX	ATGFX	ATGTX	ATGYX

The address, telephone number and website of each Fund is: 120 West 45th Street, Suite 3600 New York, NY 10036 212-697-6666www.aquilafunds.com

To make shareholder account inquiries, call the
Funds’ Shareholder Servicing Agent at:
800-437-1000 (or, for financial professionals: 800-437-1020) or you can write to BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Aquila Three Peaks High Income Fund
Investment Objectives	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Risks	2
Fund Performance	4
Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5

Aquila Three Peaks Opportunity Growth Fund
Investment Objective	6
Fees and Expenses of the Fund	6
Principal Investment Strategies	7
Principal Risks	7
Fund Performance	9
Management	10
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10

Additional Information About the Funds’ Principal Investment Strategies and Principal Risks	11

Fund Management	19

Net Asset Value per Share	21

Purchases	21

Redeeming an Investment	23

Alternative Purchase Plans	25

Dividends and Distributions	34

Tax Information	35

Financial Highlights	37

Broker-Defined Sales Charge Waiver Policies	46

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AQUILA THREE PEAKS HIGH INCOME FUND
Fund Summary
Investment Objectives
The Fund’s objective is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 25 of the Fund's Prospectus, "Sales Charges - Class A Shares and Class T Shares” on page 28 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 46 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 51 of the Statement of Additional Information (the “SAI”).  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class I Shares	Class F Shares	Class T Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.20%	0.75%	0.40%	None	0.25%	None
Other Expenses	0.25%	0.51%	0.15%	0.20%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.10%	1.91%	1.20%	0.85%	1.15%	0.90%

(1)	Purchases of $1 million or more of Class A Shares have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$508	$736	$982	$1,687
Class C Shares	$294	$600	$1,032	$1,828
Class I Shares	$122	$381	$660	$1,455
Class F Shares	$87	$271	$471	$1,049
Class T Shares	$364	$606	$867	$1,613
Class Y Shares	$92	$287	$498	$1,108

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$194	$600	$1,032	$1,828

1 / Aquila Funds Trust

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 153% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities.  Such securities may be rated at any level by nationally recognized statistical rating organizations or they may be unrated.  It is anticipated that the Fund’s portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade. Such securities are sometimes called “junk bonds.”
The bonds the Fund purchases can be of any maturity but the average effective weighted maturity of the Fund’s portfolio will normally be within one year of the average maturity of the Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged.  The average maturity of the Index as of December 31, 2016 was 6.30 years.
In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, Three Peaks Capital Management, LLC (the “Sub-Adviser”), applies a “bottom up” approach in choosing investments. This means that the Sub-Adviser considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Fund’s investment policies.
Within the parameters of the Fund’s specific investment policies, the Fund may invest without limit in foreign debt, including debt of emerging markets issuers.  The Fund may also invest in subordinated securities and may hold cash or other short-term investments.
Principal Risks
You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.
Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will likely go down.  In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrades of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and recently has begun raising interest rates.  Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may rise.  A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if  the value of the assets underlying a security declines, the value of your investment will typically decline. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.
2 / Aquila Funds Trust

Junk Bonds Risk. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
Subordinated Securities Risk. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Foreign Securities Risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.
Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
Portfolio Turnover Risk.  If the Fund does a lot of trading, it may incur additional operating expenses and other costs, which would reduce performance.  Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.
Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.
Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.  The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
These risks are discussed in more detail later in the Prospectus or in the SAI.
3 / Aquila Funds Trust

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance.  No performance information is presented for Class T or Class F Shares because Class T Shares and Class F Shares are newly offered and do not have annual returns for at least one calendar year. The returns for Class T Shares and Class F Shares would differ from the returns shown because Class T Shares and Class F Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
ANNUAL TOTAL RETURNS
 As of December 31
Class Y Shares
2007 – 2016

40%
30%
                         26.15%
                          XXXX
                          XXXX
20%                       XXXX
                          XXXX
                          XXXX
                          XXXX
                          XXXX
                          XXXX
10%                       XXXX
                          XXXX      9.81%
                          XXXX      XXXX                  7.73%
                          XXXX      XXXX        5.41%     XXXX                              5.55%
      4.16%               XXXX      XXXX        XXXX      XXXX     4.85%             3.77%   XXXX
      XXXX                XXXX      XXXX        XXXX      XXXX     XXXX     2.34%    XXXX    XXXX
 0%   XXXX      XXXX      XXXX      XXXX        XXXX      XXXX     XXXX     XXXX     XXXX    XXXX
                XXXX
                XXXX
                XXXX
                XXXX
                XXXX
-10%            XXXX
                XXXX
                XXXX
                XXXX
              -15.56%
-20%

-30%

-40%

      2007      2008      2009      2010        2011      2012     2013     2014     2015    2016

Calendar Years
During the 10-year period shown in the bar chart, the highest return for a quarter was 8.42% (quarter ended March 31, 2009) and the lowest return for a quarter was -11.58% (quarter ended December 31, 2008).

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	0.97%	3.76%	4.34%
Class C	3.47%	3.79%	3.94%
Class I	5.24%	4.57%	4.77%
Class Y	5.55%	4.83%	4.98%
Class Y Returns After Taxes:
On Distributions	3.85%	2.61%	2.55%
On Distributions and Redemption	3.12%	2.84%	2.89%
Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged (This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)	17.13%	7.37%	7.45%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
4 / Aquila Funds Trust

Management
Investment Adviser - Aquila Investment Management LLC (the “Manager”)
Sub-Adviser - Three Peaks Capital Management, LLC
Co-Portfolio Managers Mr. Sandy Rufenacht and Mr. Dave Battilega jointly and primarily manage the Fund’s portfolio. Mr. Rufenacht, President of the Sub-Adviser since 2003, has served as the Portfolio Manager or Co-Portfolio Manager of the Fund since 2006. Mr. Battilega has served as Co-Portfolio Manager of the Fund since 2013.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class I Shares, Class F Shares, Class T Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
5 / Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FUND SUMMARY
Investment Objective
The Fund’s objective is capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 25 of the Fund's Prospectus, "Sales Charges - Class A Shares and Class T Shares” on page 28 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 46 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 51 of the Statement of Additional Information (the “SAI”).  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class I Shares	Class F Shares	Class T Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and Service (12b-1) Fees	0.30%	0.75%	0.40%	None	0.25%	None
Other Expenses	0.26%	0.52%	0.13%	0.20%	0.27%	0.27%
Total	1.39%	2.10%	1.36%	1.03%	1.35%	1.10%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.40%	2.11%	1.37%	1.04%	1.36%	1.11%

(1)	Purchases of $1 million or more of Class A Shares have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$561	$849	$1,158	$2,033
Class C Shares	$314	$661	$1,134	$2,095
Class I Shares	$139	$434	$750	$1,646
Class F Shares	$106	$331	$574	$1,271
Class T Shares	$385	$670	$976	$1,844
Class Y Shares	$113	$353	$612	$1,352

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$214	$661	$1,134	$2,095

6 / Aquila Funds Trust

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal circumstances, at least 70% of its net assets in equity securities believed to have the potential for capital appreciation.  In addition to common stocks, exchange traded funds that invest primarily in equity securities, warrants, convertible bonds and preferred stock are considered equity securities for purposes of the equity allocation.
The Fund’s investment strategy focuses on factors specific to each investment, such as an improving balance sheet and an improving leverage ratio.  The Fund invests in equity securities without regard to whether they could be described as “growth” or “value.”  The Fund invests in a range of stock market capitalizations that could include small-cap, mid-cap, and large-cap.
The Fund may, from time to time, hold as much as 30% of its net assets in a variety of fixed income securities of any maturity, including lower-quality corporate debt securities (often referred to as high yield or “junk” bonds).  The Fund may invest in high yield bonds in an effort to moderate equity market volatility by virtue of the coupon payments and the Sub-Adviser’s expectation of lower volatility of high yield bonds relative to equity securities.  The Fund may also invest in fixed income securities to increase returns.  Other debt instruments, such as exchange traded funds that invest primarily in fixed income securities, zero coupon bonds or pay-in-kind (“PIK”) bonds can be included in the fixed income allocation.
The Fund may invest up to 15% of its net assets in foreign securities (debt and/or equity).
The Fund may also hold cash or other short-term investments.
Principal Risks
You may lose money by investing in the Fund.  Following is a summary description of certain risks of investing in the Fund.
Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will likely go down.  In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrades of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and recently has begun raising interest rates.  Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Equity Securities Risk.  Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions.  The market price of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Fund faces a heightened risk that interest rates may rise.  A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit Risk.  If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with
7 / Aquila Funds Trust

the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if  the value of the assets underlying a security declines, the value of your investment will typically decline. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.
Junk Bonds Risk.  Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
Foreign Securities Risk.  Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Small and Mid-Sized Companies.  Companies having market capitalization of middle to smaller size are comparatively less well known and may have less trading in their shares than larger companies. Compared to large companies, small-and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Sub-Adviser thinks appropriate, and offer greater potential for gain and loss.  The Fund may invest in companies that are highly leveraged.  Leverage can magnify equity performance in both positive and negative stock markets.
Risks of Zero Coupon and Pay-In-Kind Securities.  The value, interest rates and liquidity of non-cash paying instruments, such as zero-coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.
Liquidity Risk.  The Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions.  Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about market movements or interest rates, is incorrect.
Valuation Risk.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.  The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
These risks are discussed in more detail later in the Prospectus or in the SAI.
8 / Aquila Funds Trust

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of the Russell 3000 Index (the Fund’s primary benchmark index) and the S&P 500 Index, each a broad measure of market performance.  No performance information is presented for Class T or Class F Shares because Class T Shares and Class F Shares are newly offered and do not have annual returns for at least one calendar year. The returns for Class T Shares and Class F Shares would differ from the returns shown because Class T Shares and Class F Shares have different expenses.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).
The Fund acquired the assets and liabilities of Aquila Three Peaks Opportunity Growth Fund (the Predecessor Fund) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013, is the performance of the Predecessor Fund.  Prior to October 14, 2010, the Predecessor Fund was known as “Aquila Rocky Mountain Equity Fund.”  The Predecessor Fund’s returns for periods prior to October 14, 2010 reflect the investment strategies and portfolio managers in effect for the Predecessor Fund during such periods.  Such returns should not be considered predictive or representative of results the Fund may experience under its current strategy and investment sub-adviser.
Annual Total Returns – As of December 31 -
 Class Y Shares 2007-2016
50%

40%                                                          37.61%
                                                             XXXX
                                                             XXXX
                               30.94%                        XXXX
30%                            XXXX                          XXXX
                               XXXX                          XXXX
                               XXXX                          XXXX
                               XXXX                 24.55%   XXXX
                               XXXX                  XXXX    XXXX
20%                            XXXX                  XXXX    XXXX
                               XXXX                  XXXX    XXXX
                               XXXX   16.39%         XXXX    XXXX    16.15%
                               XXXX   XXXX           XXXX    XXXX    XXXX
                               XXXX   XXXX           XXXX    XXXX    XXXX
                               XXXX   XXXX           XXXX    XXXX    XXXX
10%                            XXXX   XXXX           XXXX    XXXX    XXXX
                               XXXX   XXXX           XXXX    XXXX    XXXX            6.16%
                               XXXX   XXXX           XXXX    XXXX    XXXX    4.52%   XXXX
                               XXXX   XXXX           XXXX    XXXX    XXXX    XXXX    XXXX
 0%                            XXXX   XXXX           XXXX    XXXX    XXXX    XXXX    XXXX
              -1.07%    XXXX                  XXXX
                        XXXX                 -3.72%
                        XXXX
                        XXXX
                        XXXX
-10%                    XXXX
                        XXXX
                        XXXX
-20%                    XXXX
                        XXXX
                        XXXX
-30%                    XXXX
                        XXXX
                        XXXX
-40%                    XXXX
                      -40.90

-50%
               2007     2008   2009    2010    2011   2012   2013    2014    2015    2016

Calendar Years
During the 10-year period shown in the bar chart, the highest return for a quarter was 20.41% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.90% (quarter ended December 31, 2008).

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	1.35%	15.81%	5.83%
Class C	4.09%	15.97%	5.51%
Class I	5.95%	17.09%	6.61%
Class Y	6.16%	17.18%	6.60%
Class Y Returns After Taxes
on Distributions	6.16%	16.82%	6.17%
on Distributions and Redemption	3.49%	13.83%	5.24%
Russell 3000 Index (This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)	12.74%	14.67%	7.08%
S&P 500 Index (This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)	9.54%	12.23%	4.67%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
9 / Aquila Funds Trust

Management
Investment Adviser — Aquila Investment Management LLC (the “Manager”)
Sub-Adviser — Three Peaks Capital Management, LLC
Co-Portfolio Managers Mr. Sandy Rufenacht and Mr. Zach Miller jointly and primarily manage the Fund’s portfolio.  Mr. Rufenacht, President of the Sub-Adviser since 2003, has served as the Co-Portfolio Manager of the Fund and the Predecessor Fund since 2010.  Mr. Miller has served as Co-Portfolio Manager of the Fund since 2013.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class I Shares, Class F Shares, Class T Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
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Additional Information About the Funds’ Principal Investment Strategies and Principal Risks
Additional Information About Aquila Three Peaks High Income Fund’s Principal Investment Strategies
Investment objectives
The Fund seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.
Investment strategy
The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities.  Such securities may be rated at any level by nationally recognized statistical rating organizations or they may be unrated.  It is anticipated that the Fund’s portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade.
The bonds the Fund purchases can be of any maturity but the average effective weighted maturity of the Fund’s portfolio will normally be within one year of the average maturity of the Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged.  The average maturity of the Index as of December 31, 2016 was 6.30 years.  The Sub-Adviser may vary the average-weighted effective maturity of the portfolio to reflect its analysis of interest rate trends and other factors. Thus, the Sub-Adviser may attempt to shorten the Fund’s average-weighted effective maturity when the Sub-Adviser expects interest rates to rise and to lengthen it when it expects interest rates to fall.
In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the Sub-Adviser applies a “bottom up” approach in choosing investments. This means that the Sub-Adviser considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Fund’s investment policies.
Within the parameters of the Fund’s specific investment policies, the Fund may invest without limit in foreign debt, including debt of emerging markets issuers.  The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States.
The Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities.
From time to time, the Fund may hold significant amounts of cash or other short-term investments in response to market volatility, while seeking to identify investment opportunities for the Fund, or for other reasons.
Except for the Fund’s investment objectives, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.
Additional Information About Aquila Three Peaks Opportunity Growth Fund’s Principal Investment Strategies
Investment objective
The Fund’s investment objective is capital appreciation.  The Fund’s investment objective is not a fundamental policy and may be changed without shareholder approval.  The Fund will provide at least 30 days’ notice prior to implementing any change to its investment objective.
Investment strategy
The Fund pursues its investment objective by investing, under normal circumstances, at least 70% of its net assets in equity securities believed to have the potential for capital appreciation. In addition to common stocks, exchange traded funds that invest primarily in equity securities, warrants, convertible bonds and preferred stock are considered equity securities for purposes of the equity allocation.
The Sub-Adviser’s investment strategy focuses on factors specific to each investment, such as an improving balance sheet.  Thus the Fund invests in common stocks without regard to whether they could be described as “growth” or “value.”  The Fund invests in a range of stock market capitalizations that could include small-cap, mid-cap, and large-cap.
The Fund may, from time to time, hold as much as 30% of its net assets in a variety of fixed-income securities of any maturity including lower-quality corporate debt securities (often referred to as high yield or “junk” bonds). The Fund may invest in high yield bonds in an effort to moderate equity market volatility by virtue of the coupon payments and the Sub-Adviser’s expectation of lower volatility of high yield bonds relative to equity securities. High yield bonds generally experience greater volatility than investment grade bonds.  The Fund may also invest in fixed income securities to increase returns. Other debt instruments, such as exchange traded funds that invest primarily in fixed income securities, zero coupon bonds or pay-in-kind (“PIK”) bonds can be included in the fixed-income allocation.
The Sub-Adviser believes that the high yield market is a good leading indicator for the equity market. As yield spreads (generally defined as the difference between the yield of a debt security and the current yield of U.S. Treasury obligations) begin to widen, the high yield market may be suggesting that caution in the equity market would be appropriate. When spreads narrow significantly, the Sub-Adviser’s equity strategy would shift deeper into the capital structure of appropriate companies to include a greater weighting in equity.  Firms favored in the Sub-Adviser’s research process are those viewed to be fiscally
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responsible and capable of maintaining debt payments, both of which are qualities that have the potential to deliver benefits to investors throughout the capital structure.
The Fund may invest up to 15% of its net assets in foreign securities (debt and/or equity).
From time to time, the Fund may hold significant amounts of cash or other short-term investments in response to market volatility, while seeking to identify investment opportunities for the Fund, or for other reasons.
The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.
Additional Information About Each Fund’s Principal Investment Strategies
The Sub-Adviser’s Investment Process

Investing Approach.  The Sub-Adviser follows a large universe of companies, routinely reviewing earnings reports, corporate developments, trading activity and other data. Once the Sub-Adviser determines that a company merits consideration, more extensive research is conducted which may include consultation with corporate management to gain insight into trends that affect a company’s finances and growth. The Sub-Adviser believes it is important to speak to management directly and, therefore, devotes resources to face-to-face visits to a company. The information gathered from these meetings helps the Sub-Adviser build sound financial models with the goal of providing prudent investment recommendations in both equity and debt securities of an issuer. Once potential investments viewed as highly attractive are identified, the Sub-Adviser’s team seeks to gain a more complete understanding of factors guiding the company’s capital allocation decisions. Information may also be gathered from competitors, customers, and suppliers, and further qualitative analysis is conducted. From there, detailed financial models are constructed, covering the significant elements of a company’s financials. Various best-to-worst case scenarios are formed and probability analysis conducted, which in turn would dictate whether an individual security may be added to the Fund’s investment portfolio.
The Sub-Adviser also examines bond indentures that may signal a good opportunity to invest in the common stock of a particular company. The Sub-Adviser closely monitors growth in earnings before interest, taxes, depreciation, and amortization, and margins versus valuation multiples, to gain an understanding of the value at which a company’s common stock becomes attractive.
The Sub-Adviser believes that the in-depth research which it conducts on the capital structure of a corporation is a highly effective tool for identifying investment opportunities in both corporate debt and equity.
Research Process.  The Sub-Adviser conducts research on a large universe of corporations, determining what the Sub-Adviser believes to be the optimal levels of debt and equity for a given corporation, and analyzing the corporate capital structure, trading activity and debt covenants under which management must operate. The Sub-Adviser develops corporate financial models, which the Sub-Adviser reviews and adjusts, and maintains communication with corporate management.
There are four standard elements in the Sub-Adviser’s research process: (1) company communication; (2) earnings review; (3) construction of detailed financial models; and (4) for new security offerings, a prospectus review. These elements are included in the research the Sub-Adviser routinely conducts on high yield issuers, whether or not the Sub-Adviser ultimately invests in the high yield debt issued by a company. The Sub-Adviser believes that the same research process, because it covers the entire capital structure of a company, can be very effectively and efficiently utilized to identify equity investment opportunities.
Equity Investments (For Aquila Three Peaks Opportunity Growth Fund).  The Sub-Adviser believes there is, in theory, an ideal corporate capitalization structure whereby a corporation can maximize shareholder return through the optimal balance of debt and equity. Equity analysts typically focus on analyzing revenue streams and growth potential. By contrast, through detailed analysis of cash flow, free cash flow, leverage, margins, interest coverage, collateralization and covenants, the Sub-Adviser’s analytical process strives to find improving balance sheets that in turn provide opportunity for future growth and profitability.
In the course of conducting its research, the Sub-Adviser attempts to identify companies that have issued debt in order to propel their growth, and that are paying down their debt, migrating toward what the Sub-Adviser believes would be an optimal capitalization structure for such companies. In the Sub-Adviser’s view, the companies that are performing well in the high yield market generally become companies that perform well in the equity market, creating opportunities for capital appreciation. The Sub-Adviser believes that it has a distinct advantage in finding these improving balance sheet situations as they represent the overriding theme of the Sub-Adviser’s long-term comprehensive high yield bond investment process.
Fixed Income Securities
Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments
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are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.
Variable and Floating Rate Securities.  Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.
Corporate Debt.  Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.
High-Yield/High-Risk Bonds.  A high-yield/high-risk bond (also called a “junk bond”) is a bond rated below investment grade by major rating agencies (e.g., BB+ or lower by Standard & Poor’s and Fitch or Ba or lower by Moody’s) or an unrated bond of similar quality. It presents greater risk of default (failure to make timely interest and principal payments) than higher quality bonds.
Zero coupon, pay-in-kind and deferred interest securities.  Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity.  Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g. bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.”  The Fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments.  Because the Fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid Fund-level income and excise taxes, the Fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions.  The Fund also accrues income on these securities prior to receipt for accounting purposes.  To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the Fund’s net asset value per share, in accordance with the Fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions.   The Fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The Fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has set aside to cover these positions.
Average-Weighted Effective Maturity.  The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity weighted according to the percentage of net assets that it represents.
Duration.  Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. Unlike maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of
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the Fund is calculated by averaging the duration of bonds held by the Fund, with each duration weighted according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund’s duration is usually shorter than its average maturity.
Equity securities
Equity securities include warrants, rights, exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies and real estate investment trusts.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.
Warrants and rights.  Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Preferred stock.  Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return.
Convertible securities.  Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Derivative Instruments
Each Fund may, but is not required to, use derivative instruments, such as futures, options, swaps and warrants, for a variety of purposes, including to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Sub-Adviser believes the use of these instruments could benefit a Fund. However, a Fund’s performance could be worse than if the Fund had not used such instruments if the Sub-Adviser’s judgment proves incorrect.
Using derivatives, especially for non-hedging purposes, may involve greater risks to a Fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the Fund. Certain derivative transactions may have a leveraging effect on a Fund.
When a Fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit a Fund’s exposure to loss, however, and the Fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the Fund’s derivative exposure. If the segregated assets represent a large portion of a Fund’s portfolio, this may impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
A Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
General Portfolio Policies
Except for a Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in the policies in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.
Illiquid Investments
Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of within seven days for the price at which the Fund values it. Under procedures adopted by the Board of Trustees, certain securities may be deemed liquid, and will not be counted toward this 15% limit.
Special Situations
Each Fund may invest in special situations. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer are likely to appreciate in market value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund’s performance could suffer if the anticipated development in a “special situation” investment does not occur, is delayed or does not elicit the expected market response.
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Portfolio Turnover
Each Fund generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Each Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund’s investments and the investment style of the Sub-Adviser. Changes are made in a Fund’s portfolio whenever the Sub-Adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in increased recognition of short-term capital gains, which are taxable as ordinary income when distributed to shareholders. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.
Credit Downgrades and Other Credit Events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, a Fund’s portfolio managers will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses in an effort to protect the Fund’s interest in securities experiencing these events.
Cash Management
Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.
Defensive Investing
Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although a Fund has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Additional Information About the Principal Risks of Investing in the Funds
Market Risk.  The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by a Fund fall, the value of your investment in the Fund will likely decline.  The value of a security may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities.  The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.  In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrades of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.  The Federal Reserve has reduced its market support activities and recently has begun raising interest rates.  Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests.  Policy and legislative changes in the U.S. and
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in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected.  Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets.  As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries directly affected, the value and liquidity of the Fund’s investments may suffer.
Equity Securities Risk.  Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions.  The market price of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Interest Rate Risk.  The market prices of securities may fluctuate significantly when interest rates change.  Interest rates have been historically low, so each Fund faces a heightened risk that interest rates may rise.  When interest rates rise, the value of fixed income securities generally falls. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value.  However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates.  Moreover, securities can change in value in response to other factors, such as credit risk.  In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a Fund, and the Fund’s yield, will decline.  Also, when interest rates decline, investments made by a Fund may pay a lower interest rate, which would reduce the income received by the Fund; however the value of fixed income securities generally rise.  A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.  However, during a period of rapidly rising interest rates, the changes in the coupon rates of the Fund’s variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of a Fund before interest rates in the Fund’s securities or the assets underlying the securities are adjusted to reflect current market rates.  In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates.  The market prices of these securities may fluctuate significantly when interest rates change. In turn, the income or return generated by the Funds may decline due to a decrease in market interest rates.
Credit Risk.  If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If a Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty. In addition, a Fund may incur expenses in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.  Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.
Junk Bonds Risk.  Each Fund will be subject to greater levels of credit risk to the extent that the Fund holds below investment grade debt securities (that is, securities rated below Baa/BBB or unrated securities of comparable quality), or “junk bonds”.  These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.
Subordinated Securities Risk.  Each Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A Fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets
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remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
Foreign Securities Risk.  Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies and markets than about U.S. companies and markets. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. It may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country.  Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a Fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In addition, a Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.  Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Because each Fund may invest a significant amount of its assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in emerging market securities should be considered speculative.
Each Fund may invest in securities denominated in foreign currencies, and, as a consequence, the Fund’s share price and yield can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.
Liquidity Risk. Liquidity risk exists when particular investments, including securities issued in private placement transactions, are difficult to purchase or sell. Although most of the Funds’ investments must be liquid at the time of investment, investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities.  As a general matter, dealers recently have been less willing to make markets for fixed income securities.  A lack of liquidity or other adverse credit market conditions may affect the Fund’s ability to sell its investments and to purchase suitable investments.  Certain investments in private placements, which are subject to legal or contractual restrictions on resale and/or may lack a ready market for resale, may be considered illiquid investments.  When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.  In addition, when there is illiquidity in the market for certain investments, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.  Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer).  A Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).  Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions may be higher than normal.
Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when
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interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.
Extension Risk.  When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.  This may cause a Fund’s share price to be more volatile.
Derivatives Risk. Derivatives involve special risks and costs and may result in losses to a Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility, which is the degree to which the Fund’s share price may fluctuate within a short time period.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A Fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin, and reporting requirements.  The ultimate impact of the regulations remains unclear.  Additional regulation of derivatives may make them more costly, may limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The Fund may be exposed to additional risks as a result of the additional regulations.  The extent and impact of the additional regulations are not yet fully known and may not be for some time.  In addition, the Securities and Exchange Commission has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Funds.  If the proposed rule takes effect, it could limit the ability of the Funds to invest in derivatives.  Risks associated with the use of derivatives are magnified to the extent that a large portion of a Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Leveraging Risk. If a Fund engages in derivative or other transactions that have a leveraging effect on the Fund’s portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had.  Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.  The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of a Fund’s assets.
Small and Mid-Sized Companies Risk.  Companies having market capitalization of middle to smaller size are comparatively less well known and may have less trading in their shares than larger companies. Compared to large companies, small-and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Sub-Adviser thinks appropriate, and offer greater potential for gain and loss.  The Fund may invest in companies that are highly leveraged.  Leverage can magnify equity performance in both positive and negative stock markets.
Undervalued Security Risk.  The market price of an undervalued security may not increase as expected or may decrease if the developments that the Sub-Adviser believes will cause the security’s price to increase do not occur or investor perceptions about the security do not improve.
Risks of Zero Coupon and Pay-In-Kind Securities.  Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash.  These securities are more likely to respond to changes in interest rates than other securities that have similar maturities and credit quality.  If the issuer defaults, the Fund may obtain no return at all on its investment.  In addition, although a Fund receives no periodic cash payments on such securities, the Fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the Fund to distribute to shareholders.  Such distributions may be taxable when distributed to taxable shareholders and, in addition, could reduce the Fund’s reserve position and require the Fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.
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Portfolio Turnover Risk.  If a Fund does a lot of trading, it may incur additional operating expenses and other costs, which would reduce performance.  Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.
Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about market movements or interest rates, is incorrect.
Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund may value investments using fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value.  Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.   A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.  Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.  In addition, redemption risk is heightened during periods of overall market turmoil.  The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.  If one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s Manager or, if applicable, Sub-Adviser, redemptions by these shareholders may further increase the Fund’s redemption risk.  If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
Cash Management Risk and Defensive Investing Risk. Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objective.
Please note that there are other factors that could adversely affect your investment and that could prevent a Fund from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.
Portfolio Holdings
A description of each Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on the Funds’ website.

Fund Management
How are the Funds managed?
Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY  10036, the Manager, is each Fund’s investment adviser under an Advisory and Administration Agreement. Investment advisory duties for each of the Funds, including portfolio management, have been delegated to the Sub-Adviser, Three Peaks Capital Management, LLC, under a sub-advisory agreement described below.  With respect to each Fund, the Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.
Under the Sub-Advisory Agreement for each of the Funds, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of
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securities held in the portfolio of the Fund.
The Funds are not subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), and the Funds’ Board of Trustees, Manager, Sub-Adviser and other service providers are not fiduciaries under ERISA.  Nothing in this Prospectus is intended to constitute advice for purposes of ERISA.
Aquila Three Peaks High Income Fund
During the fiscal year ended December 31, 2016, the Fund accrued a management fee to the Manager at the annual rate of 0.65 of 1% of its average annual net assets. After waivers, the Fund paid management fees at the annual rate of 0.65 of 1% of its average annual net assets for the fiscal year ended December 31, 2016.
The Manager, and not the Fund, pays the Sub-Adviser a fee at the annual rate of 0.45 of 1% on the first $100 million in average net assets, 0.40 of 1% on the next $150 million in average net assets and 0.35 of 1% on all assets above $250 million.
A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the annual report to shareholders for the period ended December 31, 2016.
Aquila Three Peaks Opportunity Growth Fund
During the fiscal year ended December 31, 2016, the Fund accrued management fees at the annual rate of 0.90 of 1% on the Fund’s net assets up to $100 million, 0.85 of 1% of such assets above $100 million up to $250 million and 0.80 of 1% on assets above $250 million. The Fund paid management fees at the annual rate of 0.83 of 1% of its average annual net assets for the fiscal year ended December 31, 2016.
The Manager, and not the Fund, pays the Sub-Adviser a fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets on net assets of the Fund up to $100,000,000; 0.45 of 1% of the Fund’s net assets above $100,000,000 up to $250,000,000 and 0.40 of 1% of the Fund’s net assets above $250,000,000.
A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the annual report to shareholders for the period ended December 31, 2016.
Information about the Manager
The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of December 31, 2016, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.8 billion, of which approximately $2.9 billion consisted of assets of the tax-free municipal bond funds, $245 million in the high-income corporate bond fund and $624 million in the equity fund.  AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is principally owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.
Information about the Sub-Adviser
The Sub-Adviser to each of the Funds is an SEC-registered investment adviser located at 3750 Dacoro Lane, Suite 100, Castle Rock, CO 80109. Founder, Chief Investment Officer and Co-Portfolio Manager of the Funds, Sandy Rufenacht, a 25+ year veteran of the mutual fund industry, manages all of the Sub-Adviser’s portfolios along with the support and resources of a team of experienced high-yield and equity specialists. The Co-Portfolio Managers share responsibility in selection of securities for purchase or sale and portfolio management, thus enabling them to make immediate decisions and allowing for a high level of efficiency in the portfolio construction process.
Mr. Rufenacht owns 100% of the voting securities of the Sub-Adviser.
Mr. Rufenacht has served as the Portfolio Manager or Co-Portfolio Manager of Aquila Three Peaks High Income Fund since 2006.  Mr. Rufenacht has served as the Co-Portfolio Manager of Aquila Three Peaks Opportunity Growth Fund and its Predecessor Fund since 2010.
Prior to forming the Sub-Adviser, Mr. Rufenacht was Executive Vice President and Portfolio Manager of Janus Short-Term Bond Fund and Janus High-Yield Fund. He managed Janus Short-Term Bond Fund from January 1996 until July 2003 and served as a Portfolio Manager or a Co-Manager of Janus High-Yield Fund from June 1996 until July 2003. He served as Executive Vice President and a Co-Manager of Janus Flexible Income Fund from June 1996 to February 1998. Since July 2003 he has been the founder, principal and Chief Executive Officer of the Sub-Adviser, which managed over $1.094 billion of assets as of December 31, 2016, including the High Income and Opportunity Growth Funds. He holds a Bachelor of Arts degree in Business from the University of Northern Colorado.
Dave Battilega is the Co-Portfolio Manager of Aquila Three Peaks High Income Fund.  Mr. Battilega was named Co-Portfolio Manager of the High Income Fund as of October, 2013, for which he previously served as Assistant Portfolio Manager since January 2012.  Mr. Battilega has been Assistant Portfolio Manager of Aquila Three Peaks Opportunity Growth Fund, as well as Director of Trading for the Sub-Adviser since January 2012.  Mr. Battilega joined the Sub-Adviser in 2004 as a research analyst and later transitioned to trading and portfolio analytics.  Mr. Battilega is a graduate of the University of Northern
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Colorado, holding degrees in both Finance and Accounting.
Zach Miller, CFA, is the Co-Portfolio Manager of Aquila Three Peaks Opportunity Growth Fund.  Mr. Miller was named Co-Portfolio Manager of the Opportunity Growth Fund as of October, 2013.  Since January, 2012, Mr. Miller has been Director of Research for the Sub-Adviser.  Mr. Miller joined the Sub-Adviser in 2008 as a research analyst.  Mr. Miller received his CFA designation in June 2012 and is a graduate of the University of Northern Colorado, holding a degree in business administration with an emphasis in Finance and a minor in economics.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of each of the Funds.
Net Asset Value per Share
The net asset value of the shares of each Fund’s classes of shares is determined on each day that the New York Stock Exchange is open (a “business day”), as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of that Fund’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time.  Fixed-income securities and certain derivative instruments generally are valued on the basis of market valuations furnished by a pricing service, which may use a pricing matrix to determine valuations.  Equity securities and certain derivative instruments generally are priced daily by a nationally recognized securities pricing service using the last sale price on any particular exchange at the market close, or if the relevant market does not close, then as of 4:00 p.m. New York time.  Any securities or assets for which market quotations are not readily available or are deemed to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees.
In determining whether market quotations are reliable and readily available, the Sub-Adviser monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund.  Significant events may affect a particular company or may affect securities markets (for example, a natural disaster that causes a market to close).  If the Sub-Adviser is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Sub-Adviser believes has affected or is likely to affect the price of the instrument, the Valuation Committee will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.
The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.  Non-U.S. markets are open for trading on weekends and other days when the Fund does not price its shares.  Therefore, to the extent, if any, that a Fund invests in securities traded in non-U.S. markets, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem Fund shares.
Purchases
Are there alternative purchase plans?
The Funds provide individuals with alternative ways to purchase shares through different classes of shares. Although the classes of shares of a Fund have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of investments. An investor should choose the class that best suits the investor’s circumstances and needs.
 Class A Shares and Class C Shares are available to investors either through a financial intermediary or directly from a Fund.
Class I Shares, Class F Shares, Class T Shares and Class Y Shares are available only to investors who are investing through a financial intermediary.  Not all financial intermediaries make Class I Shares, Class F Shares, Class T Shares and Class Y Shares available to their clients.
A Fund and the Distributor may reject any order for the purchase of shares for any reason.
How much money do I need to invest?
Class A and Class C Shares
Option I
•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.
•	Subsequently, any amount (for investments in shares of the same class).
To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.
Option II
•	$50 or more if an Automatic Investment Program is established.
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•	Subsequently, any amount you specify of $50 or more.
•	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.
Class I, Class F, Class T and Class Y Shares
Class I, Class F, Class T or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.
How do I purchase shares?
Class A and Class C Shares
You may purchase Class A or Class C Shares:
•
through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors LLC in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

•	directly through the Distributor, by mailing payment to the Funds’ Agent, BNY Mellon Investment Servicing (US) Inc. (the “Agent” or “BNY Mellon”).
Class I, Class F, Class T and Class Y Shares
Class I, Class F, Class T or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.
All Share Classes
Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).
The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A Shares and Class T Shares and the net asset value next determined after your purchase order is received in proper form for Class C, I, F and Y Shares. (See “What price will I pay for a Fund’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.
Opening a Class A or Class C Share Account
* Make out a check for the investment amount payable to the appropriate Fund.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Funds’ Agent, BNY Mellon.

Adding to a Class A or Class C Share Account
By Wire	By Check
* Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of a Fund by wire transfer.
We will provide appropriate instructions at that time.

* Make out a check for the investment amount payable to the appropriate Fund.

* Fill out the pre-printed stub attached to each Fund’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Fund.

* Send your check and account information to your dealer or to the Funds’ Agent, BNY Mellon.

Unless you indicate otherwise, your investment will be made in Class A Shares.
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Opening or Adding to a Class I, Class F, Class T or Class Y Share Account
An investor may open a Class I, Class F, Class T or Class Y Share account or make additional investments in Class I, Class F, Class T or Class Y Shares only through a financial intermediary.
Can I transfer funds electronically?
You can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”
* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.
* Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.
Before you can transfer funds electronically, the Funds’ Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them. The Funds may modify or terminate these investment methods or charge a service fee, upon 30 days’ written notice to shareholders.
Systematic Payroll Investments
You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with a Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, each Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.
Automatic investment, telephone investment and systematic payroll investments are not available for Class I Shares, Class F Shares, Class T Shares and Class Y Shares.
Redeeming an Investment
Redeeming Class A and Class C Shares
You may redeem some or all of your Class A or Class C Shares by a request to the Agent or your financial intermediary, that has a sales agreement with the Distributor, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.
If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.
Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

• Class C Shares held for less than 12 months (from the date of purchase); and
• CDSC Class A Shares (as described below).
Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.
A redemption may result in a tax liability for you.
How can I redeem my investment in Class A or Class C Shares?

By mail, send instructions to:	By telephone, call:	By FAX, send instructions to:
BNY Mellon Attn: Aquila Group of Funds 4400 Computer Drive Westborough, MA 01581	800-437-1000 toll-free	508-599-1838

For liquidity and convenience, the Funds offer expedited redemption.
Expedited Redemption Methods for Class A or Class C Shares
You may request expedited redemption in two ways:
1.  By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:
a) to a Financial Institution account you have previously specified; or
b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.
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Telephoning the Agent
Whenever you telephone the Agent, please be prepared to supply:
•	account name(s) and number
•	name of the caller
•	the social security number registered to the account
•	personal identification.
Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity. The Agent may record calls.
2.  By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, 4400 Computer Drive, Westborough, MA 01581 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s), must indicate:
•	account name(s)
•	account number
•	amount to be redeemed
•	any payment directions.
To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.
The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund’s records of your account.
You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.
Regular Redemption Method for Class A or Class C Shares
You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Funds’ Agent, which includes:
•	account name(s);
•	account number;
•	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;
•	payment instructions (we normally mail redemption proceeds to your address as registered with the Fund); and
•	signature(s) of the registered shareholder(s).
We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.
Signature_Guarantees.  If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.
Your signature may be guaranteed by a:
•	member of a national securities exchange;
•	U.S. bank or trust company;
•	state-chartered savings bank;
•	Federally chartered savings and loan association;
•	foreign bank having a U.S. correspondent bank; or
•	participant in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).
A notary public is not an acceptable signature guarantor.
Certificate Shares
The Funds no longer issues share certificates. If you hold share certificates issued previously (if for Aquila Three Peaks Opportunity Growth Fund, by Aquila Rocky Mountain Equity Fund) and wish to redeem those shares you should:
Mail to the Funds’ Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.
To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.
For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.
If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”
When will I receive the proceeds of my redemption of Class A or Class C Shares?
Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.
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Redemption	Method of Payment	Charges
Under $1,000.	Check.	None.
$1,000 or more.	Check, or wired or transferred through the Automated Clearing House to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Funds do not currently intend to, each Fund can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Funds may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.
The Funds can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.
Are there any reinvestment privileges for Class A and Class C Shares?
If you own Class A or Class C Shares, you may reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.  Reinvestment privileges are not available for Class T Shares.
Is there an Automatic Withdrawal Plan?
You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000.  The Automatic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C, I, F, T or Y Shares.
Redeeming Class I, Class F, Class T and Class Y Shares
You may redeem all or any part of your Class I, Class F, Class T or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I, Class F, Class T and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Funds’ Agent.  Financial intermediaries may charge a fee for effecting redemptions.   A redemption may result in a taxable transaction to the redeeming investor.
General
The Funds may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check), Automatic Investment or Telephone Investment for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.
The Funds have the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the SEC restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.
Redemption proceeds may be paid in whole or in part by distribution of a Fund’s portfolio securities (“redemption in kind”) in conformity with SEC rules.
Alternative Purchase Plans
How do the different arrangements for the Funds’ share classes affect the cost of buying, holding and redeeming shares, and what else should I know about the Funds’ share classes?
Each Fund offers several classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.
The availability of certain sales charge waivers
25 / Aquila Funds Trust

and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
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	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge
Class A Shares are offered at net asset value plus a maximum sales charge of 4% (for Aquila Three Peaks High Income Fund) or 4.25% (for Aquila Three Peaks Opportunity Growth Fund), paid at the time of purchase.  Thus, your investment is reduced by the applicable sales charge.

None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $1 million or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees
A distribution fee of 0.20 of 1% (for Aquila Three Peaks High Income Fund) or 0.30 of 1% (for Aquila Three Peaks Opportunity Growth Fund) is imposed on the average annual net assets represented by the applicable Class A Shares.

A distribution fee of 0.75 of 1% and a service fee of 0.25 of 1% are imposed on the average net assets represented by Class C Shares for six years prior to the conversion to Class A Shares (see Other Information).

Other Information
The initial sales charge is waived or reduced in some cases.  Larger purchases qualify for lower sales charges.  Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s).

Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class I Shares “Financial Intermediary Class”	Class F Shares “Fiduciary Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and/or Service Fees
A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Funds.  In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.

None.
Other Information	N/A	N/A
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	Class T Shares “Transactional Class”	Class Y Shares “Institutional Class”
Initial Sales Charge
Class T Shares are offered at net asset value plus a maximum sales charge of 2.50%, paid at the time of purchase.  Thus, your investment is reduced by the applicable sales charge.  The sales charge for Class T Shares can vary from financial intermediary to financial intermediary, as described below.

None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and/or Service Fees	A distribution fee of 0.25 of 1% is imposed on the average annual net assets represented by the applicable Class T Shares.	None.
Other Information
The initial sales charge is waived or reduced in some cases.  Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s), as described below.

There is no exchange privilege for Class T Shares.
N/A

What price will I pay for a Fund’s shares?

Class A and T Shares Offering Price	Class C, I, F and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.

An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) by the Agent or by an authorized financial intermediary.  Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly.  Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in a Fund’s best interest to do so.
If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker.  As noted above, shares of each Fund are available in other share classes that have different fees and expenses.
Sales Charges – Class A Shares and Class T Shares
What are the sales charges for purchases of Class A Shares?
The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:
• an individual;
• an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;
• a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or
• a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended.
You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.
A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:
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Aquila Three Peaks High Income Fund

I Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Amount Invested

Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.50%	2.56%

For purchases of $1 million or more see “Sales Charges for Purchases of $1 Million or More.”

Aquila Three Peaks Opportunity Growth Fund
I Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Amount Invested

Less than $10,000	4.25%	4.44%
$10,000 but less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.50%	2.56%

For purchases of $1 million or more see “Sales Charges for Purchases of $1 Million or More.”

For example:

If you invest $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x 0.04 = $400)
The value of your account would be equivalent to the amount of your investment less the sales charge. (The initial value of your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the reduced value of your account would be 4.17% (Column III).	($400 / $9,600 = 0.0416666 or 4.17%)
Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Sales Charges for Purchases of $1 Million or More
You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:
(i)  Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and
(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.
Redemption of CDSC Class A Shares
If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired

29 / Aquila Funds Trust

the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) (with the exception of Class T Shares) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares (with the exception of Class T Shares) at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase	During Third and Fourth Years After Purchase
$1 million and up to $2.5 million	1%	0.50%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2	None
Over $5 million	None	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.
Each time you place a request to redeem shares, a Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed.  A series of investments may increase the total value of Aquila Fund Shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.
The CDSC will be waived for:
•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by a Fund when an account falls below the minimum required account size.
•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.
Reduced Sales Charges for Certain Purchases of Class A Shares
Right of Accumulation
“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.
Letters of Intent
A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.
Other
Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and  plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.  Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.
Each Fund also permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.  A qualified group is a group or association that: (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.  At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.  Examples of a qualified group include, but are not limited to: certain
30 / Aquila Funds Trust

wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
Class A purchases at net asset value may be available to group employer-sponsored retirement plans (e.g., employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEP IRAs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.  The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer Class A Shares of the Funds, except as set forth under “Broker-Defined Sales Charge Waiver Policies” below.  Please see the SAI for additional information about sales charge waivers and reductions.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.
The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.
What are the sales charges for purchases of Class T Shares?
Class T Shares may be offered by financial intermediaries with different front-end sales load structures.  Each Class T Financial Intermediary will fall into one of the Categories of Financial Intermediaries described below, based on the front-end sales load structure offered by the particular financial intermediary.  There are currently two categories of financial intermediaries (Category One Financial Intermediaries and Category Two Financial Intermediaries).  Other categories of financial intermediaries may be added in the future.  If a financial intermediary is not specifically identified herein as a Category Two Financial Intermediary, then the financial intermediary is a Category One Financial Intermediary.
Category One Financial Intermediaries
Currently, all financial intermediaries that offer Class T Shares are Category One Financial Intermediaries.
If you purchase Class T Shares from a Category One Financial Intermediary, you will pay a sales charge based on the value of your purchase in accordance with the following table.  Typically, all of the sales charge will be paid to your financial intermediary firm as a concession.

I Amount of Purchase	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested

Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00%	2.04%
$500,000 but less than $1,000,000	1.50%	1.52%
$1,000,000 and over	1.00%	1.01%

For example:

If your purchase amount is $100,000 (Column I), your sales charge would be 2.50% or $2,500 (Column II).	($100,000 x 0.025 = $2,500)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $100,000 - $2,500 = $97,500.)	($100,000 - $2,500 = $97,500)
The sales charge as a percentage of the net amount invested in your account would be 2.56% (Column III).	($2,500 / $97,500= 0.025641 or 2.56%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Category Two Financial Intermediaries
Currently, there are no Category Two Financial Intermediaries.
If you purchase Class T Shares from a Category Two Financial Intermediary, you will pay a sales charge based on the value of your purchase in accordance with the following table.  Typically, all of the sales charge will be paid to your financial intermediary firm as a concession.
31 / Aquila Funds Trust

I Amount of Purchase	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested

$0 or more	2.50%	2.56%

For example:

If your purchase amount is $100,000 (Column I), your sales charge would be 2.50% or $2,500 (Column II).	($100,000 x .025 = $2,500)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $100,000 - $2,500 = $97,500.)	($100,000 - $2,500 = $97,500)
The sales charge as a percentage of the net amount invested in your account would be 2.56% (Column III).	($2,500 / $97,500= 0.025641 or 2.56%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Reduced Sales Charges for Certain Purchases of Class T Shares – Category One and Category Two Financial Intermediaries
Rights of Accumulation
Rights of accumulation are not available with respect to purchases of Class T Shares.
Letters of Intent
Letters of intent are not available with respect to purchases of Class T Shares.
Other
Class T Shares may be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.  In addition, acquisitions of shares by reinvestment of dividends do not incur a sales charge.
In addition, a sales charge will not apply to: purchases of Class T Shares of a Fund in an exchange from Class C Shares of the same Fund to the extent held in accounts of your financial intermediary, provided that Class C Shares may only be exchanged for Class T Shares if your financial intermediary no longer offers Class C Shares on the intermediary’s commission-based platform and has entered into an agreement with the Distributor to permit such exchange purchases.
Please see the SAI for additional information about sales charge waivers and reductions.
The availability of certain sales charge waivers and discounts may depend on the financial intermediary through which you purchase your shares. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.
The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.
Large Purchase Orders for Class C Shares
The Funds will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.
Redemption of Class C Shares
The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by a Fund when an account falls below the minimum required size.
The availability of certain CDSC waivers may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.
Broker/Dealer Compensation - Class C Shares
The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.
General
Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See “Additional
32 / Aquila Funds Trust

Information” below and in the SAI for discussions of marketing support payments.
Exchange Privilege – Class A, C, I, F and Y Shares
Generally, you can exchange shares of any class of a Fund (except Class T Shares) into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee.
The exchange privilege is available to Class I, Class F or Class Y Shares to the extent that other Funds in the Aquila Group of Funds are made available to its customers by an investor’s financial intermediary. All exchanges of Class I, Class F and Class Y Shares must be made through the investor’s financial intermediary.  There is no exchange privilege for Class T Shares.  Call 800-437-1000 for more information on the exchange privilege.
Because excessive trading in Fund shares can be harmful to a Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) a Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect a Fund or any other Funds in the Aquila Group of Funds.
Same Fund Exchange Privilege – Class A, C, I and Y Shares

Certain shareholders may be eligible to exchange their shares (except for Class F and Class T Shares) for a Fund’s Class Y or Class T shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.
Exchange Privilege – Class T Shares
Exchange privileges are not available for Class T Shares.
Frequent Trading
Each Fund invests a significant amount of its assets in U.S.-traded, highly liquid securities for which prices are available on a daily basis at the time at which the Fund prices its portfolio and determines the net asset value per share. As a result, the Funds believe that there is less incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from “stale” pricing. Nonetheless, the Funds recognize that the possible presence of foreign securities in a Fund’s portfolio and other circumstances, such as fluctuations in prevailing interest rates, may invite active in-and-out trading by Fund shareholders, which may, if carried out on a large scale, impose burdens on the Funds’ portfolio manager, interfere with the efficient management of the portfolio, increase the portfolio’s transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in the Funds. As stated above, the Funds and the Distributor may reject any order for the purchase of shares. For example, the Board of Trustees of the Funds has determined that each Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Funds may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Funds will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Funds’ policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above).
What about confirmations?
A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of a Fund placed directly with the Agent.  Your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).  Purchases or redemptions placed through financial intermediaries will be confirmed by either the Agent or the financial intermediary depending upon the financial intermediary’s arrangement with the Funds and the Distributor.
Is there a Distribution Plan?
Each Fund has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 in order to:
(i) permit the Fund to finance activities primarily intended to result in the sale of its shares;
(ii) permit the Manager to make payment for distribution expenses out of its own funds; and
 (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.
Pursuant to the Plan, each Fund makes payments with respect to Class A, Class C, Class I and Class T Shares under agreements to certain broker/dealers and other qualified recipients.
For any fiscal year, these payments may not exceed:
* 0.20 of 1% of the average annual net assets represented by Class A Shares of Aquila Three Peaks High Income Fund;
* 0.30 of 1% of the average annual net assets represented by Class A shares of Aquila Three Peaks Opportunity Growth Fund;
* 0.75 of 1% of the average annual net assets represented by Class C Shares of each Fund;
* 0.25 of 1% of the average annual net assets
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represented by Class I Shares of each Fund (a distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares of each Fund is currently authorized by the Trustees of such Funds); and
* 0.25 of 1% of the average annual net assets represented by Class T Shares of each Fund.
Payments with respect to each class are made only out of the Fund’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges.  These distribution fees are in addition to any other sales charges you may pay.
Shareholder Services Plan for Class C Shares and Class I Shares
Each Fund’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. The Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund’s assets represented by the shares of the applicable class.
Service fees with respect to Class C Shares will be paid to the Distributor.
Other Payments by the Funds
In addition to, rather than in lieu of, fees paid by a Fund under the Fund’s Distribution Plan or Shareholder Services Plan, each Fund may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries (“financial advisors”).
Additional Payments
The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to a Fund, although such assets may include profits derived from services provided to the Fund) to financial advisors in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services.  This additional compensation is sometimes referred to as “revenue sharing.”  For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by a Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing a Fund with “shelf space.”  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant to the Distributor and/or its related companies.  Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of a Fund over other investment options.  To obtain more information on how additional compensation may have influenced your financial advisor’s recommendation of a Fund ask your financial advisor.  For more information, please see the SAI.
To the extent financial advisors sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Fund assets.  The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.
Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.
“Transfer on Death” Registration
If you own Class A or Class C Shares, the Funds generally permit “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class I, Class F, Class T or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/dealer, etc.).
Dividends and Distributions
How are dividends and distributions determined?
Aquila Three Peaks High Income Fund
The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund’s income varies, so will the Fund’s dividends. There is no fixed dividend rate. It is expected that most of the Fund’s dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of
34 / Aquila Funds Trust

its net income (other than any capital gains) as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.
Redeemed shares continue to earn dividends through and including the earlier of:
1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or
2. the third business day after the day the net asset value of the redeemed shares was determined.
The Fund’s present policy is to pay dividends so they will be received or credited by approximately the first day of each month.
Aquila Three Peaks Opportunity Growth Fund
The Fund distributes dividends from net investment income, if any, on an annual basis normally before the end of its fiscal year which is December 31st. Because the Fund invests primarily in equity securities, distributions from the Fund, if any, may consist mostly of capital gains, which may be long- or short-term depending upon the length of time the Fund has held the securities it sells. If the Fund has had net long-term capital gains or net short-term capital gains for the year, it distributes dividends on those items at the same time. Short-term capital gains include the gains from the disposition of securities held for one year or less, the premiums from expired call options written by the Fund and net gains from closing transactions with respect to such options. If necessary to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner. The per share dividends and distributions can vary because each class will bear certain class-specific charges.
How are dividends and distributions paid?
Class A and Class C Shares
Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.
You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of the Automated Clearing House.
You may also choose to direct your dividends to be invested in other funds in the Aquila Group of Funds in which you may have an account.
You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.
Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement, for Aquila Three Peaks High Income Fund, or a quarterly statement, for Aquila Three Peaks Opportunity Growth Fund, indicating the current status of your investment account with the Funds.
Each Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send the Agent written instructions as described above.
Class I, Class F, Class T and Class Y Shares
All arrangements for the payment of dividends and distributions, if any, with respect to Class I, Class F, Class T and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.
Tax Information
The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in a Fund.
Aquila Three Peaks High Income Fund
In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). An exchange between classes of shares of the Fund normally is not taxable for federal income tax purposes.  Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to be treated as qualified dividend income, which is taxable to non-corporate shareholders at reduced rates.
You may want to avoid buying shares when the Fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.
Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.
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Aquila Three Peaks Opportunity Growth Fund
In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). An exchange between classes of shares of the Fund normally is not taxable for federal income tax purposes.  Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. Certain dividends may be treated as “qualified dividend income,” which for non-corporate shareholders is taxed at reduced rates.  “Qualified dividend income” generally is income derived by the Fund from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties.  In addition, dividends received from foreign corporations may be treated as qualified dividend income if the stock with respect to which the dividends are paid is readily tradable on an established U.S. securities market.  A portion of the dividends received from the Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.
You may want to avoid buying shares when the Fund is about to declare a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.
Both Funds
Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.
You will receive information on the federal income tax status of Fund dividends and distributions annually.
Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining your “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
If you do not provide a Fund with your correct taxpayer identification number and any required certifications or if you are otherwise subject to backup withholding, you will be subject to backup withholding on your redemption proceeds, dividends, and other distributions. The backup withholding rate is 28%.
If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to federal withholding tax. To the extent that distributions consist of dividends or other payments that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty).  Distributions of net capital gain are generally exempt from such withholding.  Ordinary dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” will generally also be exempt from such withholding.  Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.
36 / Aquila Funds Trust

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions).  Because they are newly-offered, no information is presented for Class F Shares or Class T Shares.  This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Funds’ financial statements, is included in the Funds’ annual report and is available upon request.
Aquila Three Peaks Opportunity Growth Fund acquired the assets and liabilities of an identically-named predecessor (the “Predecessor Fund”) on October 11, 2013.  As a result of the reorganization, Aquila Three Peaks Opportunity Growth Fund is the accounting successor of the Predecessor Fund.  For periods prior to October 11, 2013, the financial information shown for Aquila Three Peaks Opportunity Growth Fund is that of the Predecessor Fund.
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AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS

	Class A

	Year Ended December 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of period	$8.36	$8.38	$8.71	$8.86		$8.93
Income (loss) from investment operations:
Net investment income(1)	0.30	0.31	0.35	0.37		0.41
Net gain (loss) on securities (both
realized and unrealized)	0.13	(0.01)	(0.15)	0.03		0.24
Total from investment operations	0.43	0.30	0.20	0.40		0.65
Less distributions:
Dividends from net investment income	(0.30)	(0.32)	(0.35)	(0.37)		(0.41)
Distributions from capital gains	–	–	(0.18)	(0.18)		(0.31)
Total distributions	(0.30)	(0.32)	(0.53)	(0.55)		(0.72)
Net asset value, end of period	$8.49	$8.36	$8.38	$8.71		$8.86
Total return (not reflecting sales charge)	5.20%	3.58%	2.25%	4.64%		7.40%
Ratios/supplemental data
Net assets, end of period (in millions)	$54,302	$67,063	$46,691	$64,170		$63,844
Ratio of expenses to average net assets	1.10%	1.14%	1.14%	1.14%		1.14	%(2)
Ratio of net investment income to average
net assets	3. 54%	3.73%	3.95%	4.20%		4.49	%(2)
Portfolio turnover rate	153%	120%	115%	95%		173%
Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were:

Ratio of expenses to average net assets	1.10%	1.20%	1.29%	1.28	%(3)	1.14	%(2)
Ratio of net investment income to average
net assets	3.54%	3.66%	3.81%	4.07	%(3)	4.49	%(2)
Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	1.10%	1.14%	1.14%	1.14	%(2)	1.14	%(2)
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	No reduction in the management fee was required during the period, contractual or otherwise.

(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.20% and 4.15%, respectively, for the year ended December 31, 2013.

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AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class C

	Year Ended December 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of period	$8.36	$8.38	$8.71	$8.86		$8.93
Income (loss) from investment operations:
Net investment income(1)	0.23	0.25	0.28	0.30		0.33
Net gain (loss) on securities (both
realized and unrealized)	0.14	(0.02)	(0.15)	0.03		0.24
Total from investment operations	0.37	0.23	0.13	0.33		0.57
Less distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.28)	(0.30)		(0.33)
Distributions from capital gains	–	–	(0.18)	(0.18)		(0.31)
Total distributions	(0.23)	(0.25)	(0.46)	(0.48)		(0.64)
Net asset value, end of period	$8.50	$8.36	$8.38	$8.71		$8.86
Total return (not reflecting CDSC)	4.49%	2.74%	1.44%	3.81%		6.55%
Ratios/supplemental data
Net assets, end of period (in thousands)	$16,871	$17,860	$22,099	$29,154		$33,555
Ratio of expenses to average net assets	1.91%	1.94%	1.94%	1.94%		1.94	%(2)
Ratio of net investment income to average
net assets	2.74%	2.96%	3.15%	3.41%		3.69	%(2)
Portfolio turnover rate	153%	120%	115%	95%		173%
Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were:

Ratio of expenses to average net assets	1.91%	2.01%	2.09%	2.07	%(3)	1.94	%(2)
Ratio of net investment income to average
net assets	2.74%	2.89%	3.01%	3.28	%(3)	3.69	%(2)
Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	1.91%	1.94%	1.94%	1.94%		1.94	%(2)
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	No reduction in the management fee was required during the period, contractual or otherwise.

(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.99% and 3.36%, respectively, for the year ended December 31, 2013.

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AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class I

	Year Ended December 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of period	$8.36	$8.37	$8.72	$8.87		$8.93
Income (loss) from investment operations:
Net investment income(1)	0.29	0.31	0.35	0.37		0.41
Net gain (loss) on securities (both
realized and unrealized)	0.14	(0.01)	(0.18)	0.03		0.25
Total from investment operations	0.43	0.30	0.17	0.40		0.66
Less distributions:
Dividends from net investment income	(0.29)	(0.31)	(0.34)	(0.37)		(0.41)
Distributions from capital gains	–	–	(0.18)	(0.18)		(0.31)
Total distributions	(0.29)	(0.31)	(0.52)	(0.55)		(0.72)
Net asset value, end of period	$8.50	$8.36	$8.37	$8.72		$8.87
Total return (not reflecting sales charge)	5.24%	3.61%	1.98%	4.62%		7.49%
Ratios/supplemental data
Net assets, end of period (in thousands)	$1,857	$1,741	$1,797	$84,621		$68,175
Ratio of expenses to average net assets	1.20%	1.21%	1.13%	1.15%		1.16	%(2)
Ratio of net investment income to average
net assets	3.46%	3.70%	4.02%	4.18%		4.50	%(2)
Portfolio turnover rate	153%	120%	115%	95%		173%
Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were:

Ratio of expenses to average net assets	1.20%	1.28%	1.30%	1.30	%(3)	1.16	%(2)
Ratio of net investment income to average
net assets	3.46%	3.63%	3.86%	4.03	%(3)	4.50	%(2)
Expense ratios after giving effect to contractual or voluntary waiver of fees, and/or custody expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.20%	1.21%	1.13%	1.15%		1.16	%(2)
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	No reduction in the management fee was required during the period, contractual or otherwise.

(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.22% and 4.11%, respectively, for the year ended December 31, 2013.

40 / Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended December 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of period	$8.36	$8.38	$8.72	$8.87		$8.93
Income (loss) from investment operations:
Net investment income(1)	0.32	0.33	0.36	0.39		0.43
Net gain (loss) on securities (both
realized and unrealized)	0.14	(0.02	(0.16)	0.03		0.25
Total from investment operations	0.46	0.31	0.20	0.42		0.68
Less distributions:
Dividends from net investment income	(0.32)	(0.33	(0.36)	(0.39)		(0.43)
Distributions from capital gains	–	–	(0.18)	(0.18)		(0.31)
Total distributions	(0.32)	(0.33)	(0.54)	(0.57)		(0.74)
Net asset value, end of period	$8.50	$8.36	$8.38	$8.72		$8.87
Total return (not reflecting sales charge)	5.55%	3.77%	2.34%	4.85%		7.73%
Ratios/supplemental data
Net assets, end of period (in thousands)	$173,150	$102,028	$101,768	$123,344		$189,186
Ratio of expenses to average net assets	0.90%	0.94%	0.94%	0.94%		0.94	%(2)
Ratio of net investment income to average
net assets	3.77%	3.95%	4.15%	4.40%		4.68	%(2)
Portfolio turnover rate	153%	120%	115%	95%		173%
Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were:

Ratio of expenses to average net assets	0.90%	1.01%	1.09%	1.06	%(3)	0.94	%(2)
Ratio of net investment income to average
net assets	3.77%	3.88%	4.00%	4.28	%(3)	4.68	%(2)
Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	0.90%	0.94%	0.94%	0.94%		0.94	%(2)
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	No reduction in the management fee was required during the period, contractual or otherwise.

(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.98% and 4.36%, respectively, for the year ended December 31, 2013.

41 / Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS

	Class A
	Year Ended December 31,
	2016	2015		2014	2013		2012
Net asset value, beginning of period	$44.78	$43.69		$38.06	$28.08		$22.93
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.11)	(0.31)		(0.21)	(0.01)		0.38
Net gain (loss) on securities (both
realized and unrealized)	2.72	2.17		6.19	10.45		5.15
Total from investment operations	2.61	1.86		5.98	10.44		5.53
Less distributions:
Dividends from net investment income	–	–		–	–		(0.36)
Distributions from capital gains	(0.01)	(0.77)		(0.38)	(0.47)		(0.02)
Total distributions	(0.01)	(0.77)		(0.38)	(0.47)		(0.38)
Paid-in capital from redemption
fees	0.01	–		0.03	0.01		–
Net asset value, end of period	$47.39	$44.78		$43.69	$38.06		28.08
Total return (not reflecting sales charges)	5.85	4.21	%(3)	15.80%	37.22%		24.12%
Ratios/supplemental data
Net assets, end of period (in thousands)	$136,347	$133,380		$71,306	$36,198		$14,369
Ratio of expenses to average net assets	1.39%	1.53%		1.55%	1.55%		1.53%
Ratio of net investment income (loss)
to average net assets	(0.24)%	(0.67)%		(0.52)%	(0.02)%		1.47%
Portfolio turnover rate	67%	49%		43%	33%		44%
Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were

Ratio of expenses to average net assets	1.38%	1.41%		1.58%	2.01	%(2)	2.82%
Ratio of net investment income (loss) to
average net assets	(0.22)%	(0.56)%		(0.55)%	(0.48	)%(2)	0.18%
Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.39%	1.53%		1.55%	1.55%		1.53%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.91% and (0.38)%, respectively, for the year ended December 31, 2013.

(3)
During 2016 and 2015, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

42 / Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended December 31,
	2016		2015	2014	2013		2012
Net asset value, beginning of period	$37.91		$37.37	$32.84	$24.45		$20.04
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.35)		(0.54)	(0.43)	(0.24)		0.18
Net gain (loss) on securities (both
realized and unrealized)	2.28		1.85	5.34	9.10		4.47
Total from investment operations	1.93		1.31	4.91	8.86		4.65
Less distributions:
Dividends from net investment income	–		–	–	–		(0.22)
Distributions from capital gains	(0.01)		(0.77)	(0.38)	(0.47)		(0.02)
Total distributions	(0.01)		(0.77)	(0.38)	(0.47)		(0.24)
Net asset value, end of period	$39.83		$37.91	$37.37	$32.84		$24.45
Total return (not reflecting CDSC)	5.09	%(3)	3.45%(3)	14.96%	36.24%		23.22%
Ratios/supplemental data
Net assets, end of period (in thousands)	$87,187		$64,621	$19,391	$12,457		$2,111
Ratio of expenses to average net assets	2.10%		2.25%	2.25%	2.25%		2.25%
Ratio of net investment income (loss)
to average net assets	(0.92)%		(1.36)%	(1.22)%	(0.82)%		0.77%
Portfolio turnover rate	67%		49%	43%	33%		44%
Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were:

Ratio of expenses to average net assets	2.08%		2.10%	2.28%	2.63	%(2)	3.52%
Ratio of net investment loss to
average net assets	(0.91)%		(1.21)%	(1.25)%	(1.19	)%(2)	(0.49)%
Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	2.10%		2.25%	2.25%	2.25%		2.25%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 2.53% and (1.10)%, respectively, for the year ended December 31, 2013.

(3)
During 2016 and 2015, the total return would have been higher had previously waived mangement fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

43 / Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended December 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of period	$46.19	$44.94	$39.06	$28.72		$23.45
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)	(0.18)	(0.0)	0.06		1.08
Net gain (loss) on securities (both
realized and unrealized)	2.77	2.16	6.17	10.73		4.67
Total from investment operations	2.73	1.98	6.17	10.79		5.75
Less distributions:
Dividends from net investment income	–	–	–	–		(0.46)
Distributions from capital gains	(0.01)	(0.77)	(0.38)	(0.47)		(0.02)
Total distributions	(0.1)	(0.77)	(0.38)	(0.47)		(0.48)
Paid-in capital from redemption fees	0.02	0.04	0.09	0.02		–
Net asset value, end of period	$48.93	$46.19	$44.94	$39.06		$28.72
Total return	5.95%	4.45%	16.03%	37.64%		24.55%
Ratios/supplemental data
Net assets, end of period (in thousands)	$47,486	$26,391	$5,170	$290		$119
Ratio of expenses to average net assets	1.31%	1.32%	1.41%	1.18%		1.17%
Ratio of net investment income (loss)
to average net assets	(0.09)%	(0.38)%	(0.24)%	0.16%		3.95%
Portfolio turnover rate	67%	49%	43%	33%		44%
Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were:

Ratio of expenses to average net assets	1.31%	1.32%	1.47%	1.91	%(2)	2.55%
Ratio of net investment income (loss) to
average net assets	(0.09)%	(0.38)%	(0.30)%	(0.57	)%(2)	2.57%
Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.31%	1.32%	1.41%	1.18%		1.17%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.81% and (0.47)%, respectively, for the year ended December 31, 2013.

44 / Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended December 31,
	2016		2015		2014	2013		2012
Net asset value, beginning of period	$47.36		$46.03		$39.96	$29.38		$23.96
Income (loss) from investment operations:
Net investment income (loss)(1)	0.04		(0.18)		(0.09)	0.08		0.50
Net gain (loss) on securities (both
realized and unrealized)	2.87		2.28		6.52	10.96		5.36
Total from investment operations	2.91		2.10		6.43	11.04		5.86
Less distributions:
Dividends from net investment income	–		–		–	–		(0.44)
Distributions from capital gains	(0.01)		(0.77)		(0.38)	(0.47)		(0.02)
Total distributions	(0.01)		(0.77)		(0.38)	(0.47)		(0.46)
Paid-in capital from redemption
fees	0.01		–		0.02	0.01		0.02
Net asset value, end of period	$50.27		$47.36		$46.03	$39.96		$29.38
Total return (not reflecting sales charges)	6.16	%(3)	4.52	%(3)	16.15%	37.61%		24.55%
Ratios/supplemental data
Net assets, end of period (in thousands)	$352,751		$260,012		$87,120	$41,576		$8,292
Ratio of expenses to average net assets	1.10%		1.25%		1.25%	1.25%		1.25%
Ratio of net investment income (loss)
to average net assets	0.08%		(0.37)%		(0.20)%	0.22%		1.84%
Portfolio turnover rate	67%		49%		43%	33%		44%
Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were:

Ratio of expenses to average net assets	1.08%		1.10%		1.28%	1.65	%(2)	2.51%
Ratio of net investment income (loss) to
average net assets	0.10%		(0.23)%		(0.23)%	(0.17	)%(2)	0.58%
Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.10%		1.25%		1.25%	1.25%		1.25%
__________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)
Includes expenses incurred in connection with the reorganization of the Fund into a series of Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.55% and (0.07)%, respectively, for the year ended December 31, 2013.

(3)
During 2016 and 2015, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

45 / Aquila Funds Trust

Broker-Defined Sales Charge Waiver Policies

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Aquila Group of Funds)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date, unless the Fund provides for an exchange after a shorter time period. The Aquila Group of Funds currently provide for a waiver of the front end sales load on such exchanges in the month of or following the 6-year anniversary of the purchase date so shareholders purchasing Fund shares through Merrill Lynch will receive waivers on exchanges in the month of or following the 6-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Trustees of the Trust, and employees of the Manager or any of its affiliates, as described in this Prospectus
•	Shares purchased from the proceeds of redemptions within the Aquila Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

Front-End Sales Charge Discounts on Class A Shares available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Aquila Group of Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Aquila Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)
46 / Aquila Funds Trust

FOUNDERS
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor
MANAGER
Aquila Investment Management LLC
120 West 45th Street, Suite 3600
New York, New York  10036
SUB-ADVISER
Three Peaks Capital Management, LLC
3750 Dacoro Lane, Suite 100
Castle Rock, Colorado 80109
BOARD OF TRUSTEES
Glenn P. O’Flaherty, Chair
Diana P. Herrmann, Vice Chair
John M. Burlingame
Gary C. Cornia
Grady Gammage, Jr.
Russell K. Okata
OFFICERS
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
DISTRIBUTOR
Aquila Distributors LLC
120 West 45th Street, Suite 3600
New York, New York  10036
TRANSFER AND SHAREHOLDER SERVICING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581
CUSTODIAN
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103
COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, Massachusetts  02110

This Prospectus concisely states information about the Funds that you should know before investing. A Statement of Additional Information about the Funds (the “SAI”) has been filed with the Securities and Exchange Commission.  The SAI contains information about each Fund and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.
The Funds’ annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You can get the SAI and the Funds’ annual and semi-annual reports without charge upon request, and request other information about the Funds and make other inquiries, by calling 800-437-1000 (toll-free) or by visiting the Fund’s website at www.aquilafunds.com.
In addition, you can review and copy information about the Funds (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
The file number under which the Funds are registered with the SEC under the Investment Company Act of 1940 is 811-03578.

Aquila Three Peaks High Income Fund
Aquila Three Peaks Opportunity Growth Fund
each a series of
AQUILA FUNDS TRUST
120 West 45th Street, Suite 3600
New York, NY  10036
212-697-6666
For shareholder account inquiries, call the Funds’ Shareholder Servicing Agent at:
800-437-1000
The telephone number for Financial Professionals is:
800-437-1020

	Class A	Class C	Class I	Class F	Class T	Class Y
Aquila Three Peaks High Income Fund	ATPAX	ATPCX	ATIPX	ATPFX	ATPTX	ATPYX
Aquila Three Peaks Opportunity Growth Fund	ATGAX	ATGCX	ATRIX	ATGFX	ATGTX	ATGYX
STATEMENT OF ADDITIONAL INFORMATION
April 3, 2017
This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for the Funds dated April 3, 2017. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.
The Prospectus may be obtained from the Funds’ Distributor, Aquila Distributors LLC
120 West 45th Street, Suite 3600, New York, NY  10036
212-697-6666
or
from the Funds’ Shareholder Servicing Agent, BNY Mellon Investment Servicing (US) Inc., toll-free at:
800-437-1000
Financial Statements
The financial statements and financial highlights for the Funds (File Nos. 2-79722 and 811-3578) for the fiscal year ended December 31, 2016, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on March 8, 2017 (Accession No. 0000707800-17-000034), are hereby incorporated by reference into this SAI.  These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference.

Aquila Three Peaks Opportunity Growth Fund acquired the assets and liabilities of Aquila Three Peaks Opportunity Growth Fund (the “Predecessor Fund”) on October 11, 2013.  As a result of the reorganization Aquila Three Peaks Opportunity Growth Fund is the accounting successor of the Predecessor Fund.  For periods prior to October 11, 2013, financial and other information shown herein for Aquila Three Peaks Opportunity Growth Fund is that of the Predecessor Fund.
The Annual Report can be obtained without charge by calling 800-437-1000 toll-free.

Fund History
Aquila Funds Trust is a Massachusetts business trust formed in 1982 and called at that time Prime Cash Fund. It operated as a money-market fund until 1996, when it ceased operations. From then until June 1, 2006, it did not offer shares to the public. On March 17, 2006, its name was changed to Aquila Three Peaks High Income Fund.  Effective April 10, 2013 the Trust was renamed Aquila Funds Trust.  Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (each, a “Fund”) are series of Aquila Funds Trust.  Each Fund is an open-end, diversified management investment company.
Aquila Three Peaks High Income Fund commenced operations on June 1, 2006.  Aquila Three Peaks Opportunity Growth Fund commenced operations in connection with the reorganization of the Fund with the Predecessor Fund on October 11, 2013.
Investment Objectives, Investment Strategies and Risks
The Funds’ Prospectus discusses each Fund’s investment objective and strategies.  The following discussion supplements the description of each Fund’s investment strategies in their Prospectus.
Investment Objectives
Aquila Three Peaks High Income Fund.  The investment objective of Aquila Three Peaks High Income Fund is to obtain high current income.  Capital appreciation is a secondary objective when consistent with its primary objective.
Aquila Three Peaks Opportunity Growth Fund.  The investment objective of Aquila Three Peaks Opportunity Growth Fund is capital appreciation.
Supplemental Information Regarding Principal Investment Strategies
The following provides additional information about each Fund’s principal investment strategies and risks and the securities in which the Funds may invest.
Percentage Limitations
Each Fund’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund’s policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.
High-Yield/High-Risk Securities
Aquila Three Peaks High Income Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor’s and Fitch or Ba or lower by Moody’s Investors Service, Inc.). Aquila Three Peaks High Income Fund may also invest in unrated bonds of foreign and domestic issuers.  Aquila Three Peaks Opportunity Growth Fund may invest without limit in convertible securities of any rating, including below investment grade securities, or in unrated convertible bonds.  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.  Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market.

Convertible Securities
Each Fund may invest in convertible securities.  A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the dividends received from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords the opportunity through its conversion feature to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.
In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.
Warrants
Aquila Three Peaks Opportunity Growth Fund may also invest in warrants. Warrants entitle the holder to purchase a fixed number of shares of the common stock of the issuer at a fixed price during certain specified times. The value of the warrants from time to time depends upon the market evaluation of the likelihood that exercise of the warrants would be economically advantageous before they expire. The market price of warrants tends to be more volatile than that of the underlying common stock.
Shares of Investment Companies
Each Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder.
Investment companies may include index-based investments such as exchange traded funds (“ETFs”), specifically those which hold substantially all of their assets in securities representing a specific index. Accordingly, the main risk of investing in such index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based ETFs will fluctuate both in accordance with changes in the market value of their underlying portfolio securities and due to supply and demand for the index-based instruments themselves on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Each Fund may also invest in shares of money-market funds to provide additional liquidity and at the same time to earn higher yields than are usually associated with the overnight or short-term obligations in which the Fund might otherwise invest for this purpose. While higher yields than those of alternative investments may be obtainable, these yields will reflect management fees and operating and distribution expenses of the investment companies and will result in duplication of management fees with respect to assets of the Fund so invested. Each Fund may also invest in other types of investment companies from time to time for other portfolio management purposes under applicable law.
Over-the-Counter Market
Aquila Three Peaks Opportunity Growth Fund is permitted to invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund would invest may not be as great as that of other securities and, if the Fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.
Initial Public Offerings (“IPOs”)
Aquila Three Peaks Opportunity Growth Fund may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Sub-Adviser could determine to hold IPO shares for a very short period of time. This could increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares after a very short period of time, the Fund may recognize short-term capital gains, which would be taxable as ordinary income when distributed to shareholders. In addition, the market for IPO shares may be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.
Foreign Securities
Within the parameters of its specific investment policies, Aquila Three Peaks High Income Fund may invest without limit in foreign securities.  Aquila Three Peaks Opportunity Growth Fund is permitted to invest up to 15% of its net assets in foreign securities.  Each Fund considers foreign securities to include securities of an issuer that  is organized in and that has its principal office in a non-U.S. country.  Each Fund also considers foreign securities to include securities issued by foreign governmental issuers.  Each Fund may invest in foreign securities either indirectly (e.g., through depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Fund’s performance may depend on issues other than the performance of a particular company. These issues include:
Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security has increased in value in its home currency. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund’s assets from that country.
A number of countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and without Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In addition, voters in the United Kingdom have approved withdrawal from the European Union.  Other countries may also seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union.  A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future.  The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe.  Europe has also been struggling with mass migration from the Middle East and Africa.  The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets.  Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Funds’ investments due to the interconnected nature of the global economy and capital markets.
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.
Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.
Transaction Costs. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.
When-Issued and Delayed Delivery Obligations
Each Fund may buy obligations on a when-issued or delayed delivery basis.  The purchase price and the interest rate payable on when-issued or delayed delivery basis are fixed on the transaction date.  At the time a Fund makes the commitment to purchase obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such obligations in determining its net asset value.  A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the obligations.

Zero Coupon, Step Coupon and Pay-In-Kind Securities
Aquila Three Peaks High Income Fund may invest without limit in zero coupon, pay-in-kind (“PIK”) and step coupon securities. Aquila Three Peaks Opportunity Growth Fund may invest up to 30% of its net assets in zero coupon, PIK and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. PIK bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
The income-producing securities that a Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
Current Federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon and PIK securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.
Real Estate Investment Trusts
Aquila Three Peaks Opportunity Growth Fund may invest in liquid securities issued by equity real estate investment trusts, which own real estate properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for generally favorable tax treatment under the Code and failing to maintain exemption from the 1940 Act.

Illiquid Investments
Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of within seven days for the price of which the Fund values it. The Trustees have authorized the Sub-Adviser to make liquidity determinations with respect to certain securities, including Rule 144A Securities and commercial paper purchased by the Fund. Under the guidelines established by the Trustees, the Sub-Adviser will consider some or all of the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, the Sub-Adviser also considers whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). A foreign security that can be freely traded on or through the facilities of an offshore exchange or other established offshore securities market will normally qualify as liquid.
If illiquid securities were to exceed 15% of a Fund’s net assets after the time of purchase, the Sub-Adviser would take steps to reduce in an orderly fashion the Fund’s holdings of illiquid securities. Because illiquid securities are (by definition) not readily marketable, the Sub-Adviser might not be able to dispose of them in a timely manner. As a result, the Fund might be forced to hold illiquid securities while their price depreciated. Depreciation in the price of illiquid securities might cause the net asset value of the Fund to decline.
Other Income-Producing Securities
Each Fund may invest in other types of income producing securities, including:
Variable and Floating Rate Obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
In order to use these investments most effectively, the Sub-Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Sub-Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Each Fund can purchase tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio.
Defaulted Securities
Each Fund may invest in defaulted securities. A Fund will invest in defaulted securities only when the Sub-Adviser believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Sub-Adviser’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Portfolio Securities. Although a Fund generally will purchase securities for which the Sub-Adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. A Fund will limit holdings of any such securities to amounts that the Sub-Adviser believes could be readily sold, and holdings of such securities will, in any event, be limited so as not to limit the Fund’s ability to readily dispose of securities to meet redemptions.
Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.
Aquila Three Peaks High Income Fund may from time to time sell short 5- or 10-year U.S. Treasury Obligations for the purpose of shortening the overall duration of its portfolio.
Supplemental Information Regarding Other Investment Strategies and Practices
The following provides additional information about other investment strategies and practices that each Fund may use.
Lending of Portfolio Securities
In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, a Fund will enter into loan arrangements only with broker-dealers, banks, or other institutions which Three Peaks Capital Management, LLC (the “Sub-Adviser”) has determined are creditworthy under guidelines established by the Funds’ Board of Trustees and will receive collateral in the form of cash or short-term U.S. Government securities equal at least to 100% of the value of the securities loaned. The value of the collateral and the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays a Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by any finders’ fees paid to broker-dealers and any other related expenses.
Repurchase Agreements
Each Fund may purchase securities subject to repurchase agreements, provided that such securities consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest credit rating category by at least one nationally recognized statistical rating organization. Repurchase agreements may be entered into only with commercial banks or broker-dealers. Subject to the control of the Board of Trustees, the Sub-Adviser will regularly review the financial strength of all parties to repurchase agreements with a Fund.
Under a repurchase agreement, at the time a Fund purchases a security, the Fund also resells it to the seller and must deliver the security (or securities substituted for it) to the seller on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the “Resold Securities.”) The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase.
Repurchase agreements can be considered as loans “collateralized” by the Resold Securities, such transactions being explicitly included in the definition of “lend” in the Investment Company Act of 1940 (the “1940 Act”). The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the “collateral” is at least equal to the resale price provided in the agreement, including the accrued interest earned thereon, plus additional market value as is considered necessary to provide a margin of safety. During the term of the repurchase agreement, the Fund or its custodian either has actual physical possession of the Resold Securities or, in the case of a security registered in book entry system, the book entry is maintained in the name of the Fund or its custodian.
The Fund retains an unqualified right to possess and sell the Resold Securities in the event of a default by the other party. However, in the event of bankruptcy or other default by the other party, there may be delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest.
Cash Management and Defensive Investing
Cash Management.  Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.
Defensive Investing.  Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although a Fund has the ability to take defensive positions, the Fund’s Manager or Sub-Adviser may choose not to do so for a variety of reasons, even during volatile market conditions.
Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.
Supplemental Information Regarding Other Risks
Cyber Security Issues
With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Funds’ Manager, Sub-Adviser, transfer agent, Distributor and other service providers (including, but not limited to, the Funds’ custodian and financial intermediaries), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by the Funds’ service providers and issuers in which the Funds invest. Each Fund and its shareholders could be negatively impacted as a result.
Fund Policies
Investment Restrictions
Each Fund has adopted certain fundamental investment policies which, along with the investment objective of Aquila Three Peaks High Income Fund, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. The Board may change non-fundamental investment policies at any time.  Each Fund’s fundamental policies are set forth below:

(1)	The Fund may not borrow money except as permitted by the 1940 Act.
(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
(3)	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
(4)	The Fund may not issue senior securities except as permitted by the 1940 Act.
(5)	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.

(7)	The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except as permitted by the 1940 Act.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, neither Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds’ policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board, Manager and Sub-Adviser, regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or Sub-Adviser believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar  rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications.
The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Management of the Funds
The Board of Trustees
The business and affairs of the Funds are managed under the direction and control of the Funds’ Board of Trustees. The Board of Trustees has authority over every aspect of the Funds’ operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under each Fund’s Distribution Plan and Shareholder Services Plan.
The Funds have an Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Funds.  The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund’s internal accounting procedures and controls.  The Audit Committee held two meetings during the last fiscal year.

The Funds have a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee did not hold any meetings during the last fiscal year.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Funds at the Funds’ principal address for the attention of the Chair of the Nominating Committee.
The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Board of Trustees seeks continuously to be alert to potential risks regarding the Funds’ business and operations as an integral part of its responsibility for oversight of the Funds. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board of Trustees, the Funds and the Manager, Sub-Adviser and other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.
The Board of Trustees has a Chair who is an Independent Trustee.  The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of your Fund’s activities and conduct.
In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Funds (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Funds, such as the Funds’ independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.
The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Manager, the Sub-Adviser or other service providers. As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to substantial limitations.
The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser, and otherwise enhance the Board of Trustees’ oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Funds invest in fixed income and/or equity securities and the Board of Trustees uses the financial knowledge of its Trustees as well as their business experience.
Trustees and Officers
The following material includes information about the Trustees and officers of the Trust.

Name and Year of Birth(1) Interested Trustee (4)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Diana P. Herrmann New York, NY (1958)	Trustee and President of Aquila Funds Trust since 2006; Vice Chair since 2013; Chair 2006-2013
Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

11
Director (for various periods since 2006) and Member of the Executive Committee of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Name and Year of Birth(1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Glenn P. O’Flaherty Denver, CO (1958)	Chair of Aquila Funds Trust since 2013 and lead Independent Trustee 2012-2013; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012
John M. Burlingame Miami, FL (1955	Trustee of Aquila Funds Trust since 2006	President, Hyatt Vacation Ownership 2014-present; Global Head – Residential Development, Hyatt Hotels Corporation 2009-2014, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	4	American Resort Development Association
Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Funds Trust since 2013
Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Name and Year of Birth(1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O'Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, "The Future of the Suburban City" Island Press, 2016.	7	None
Russell K. Okata Honolulu, HI (1944)	Trustee of Aquila Funds Trust since 2007	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; member, State of Hawaii Long-term Care Commission; director of various civic and charitable organizations.	5
Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee and Chairman, Pacific Capital Funds®; past Chair of the Royal State Group (insurance); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 1993-2012

(1) The mailing address of each Trustee is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(4) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Funds Trust since 2006 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager's parent since 2003; Chief Operating Officer of the Manager and the Manager's parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager's parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Funds Trust since 2006
Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O'Brien New York, NY (1959)	Senior Vice President of Aquila Funds Trust since 2010
Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President of Aquila Funds Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Sherri Foster Lahaina, HI (1950)	Vice President of Aquila Funds Trust since 2013
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Funds Trust since 2013	Vice President of Aquila Three Peaks Opportunity Growth Fund 1999-2013 and Aquila Tax-Free Trust of Oregon since 1998.
M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Funds Trust since 2013
Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Funds Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Funds Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Funds Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Funds Trust since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) The term of office of each officer is one year.
The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds at this time in light of the Funds’ business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 35 years of experience in the financial services industry, 30 of which have been in mutual fund management, most recently as the Chair, Chief Executive Officer, President and Director of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

John M. Burlingame:
Knowledgeable about financial management as an executive of major hotel corporation responsible for all phases of hotel development for Hyatt; knowledgeable about operation and governance of mutual funds as an investment company board member for 10 years.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 23 years.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 15 years.

Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 10 years.

Russell K. Okata:
Experienced in local government affairs as an executive and as a board member of various union and other organizations as detailed above and mutual fund governance as an investment company board member for 24 years .

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Securities Holdings of the Trustees
(as of 12/31/16)
Following is information regarding the holdings of each Trustee in the Funds.  All shares listed as held by a Trustee are Class A Shares unless indicated otherwise.

Name of Trustee	Dollar Range of Ownership in Aquila Three Peaks High Income Fund(1)	Dollar Range of Ownership in Aquila Three Peaks Opportunity Growth Fund(1)	Aggregate Dollar Range of Ownership in Funds in the Aquila Group of Funds (1)
Interested Trustee
Diana P. Herrmann	E	C	E
Non-interested Trustees
John M. Burlingame	E	E	E
Gary C. Cornia	C	E	E
Grady Gammage, Jr.	E	E	E
Glenn P. O’Flaherty	C	C	E
Russell K. Okata	E	D	E

(1)            A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000
None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.
Trustee Compensation
The Funds do not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager or the Sub-Adviser.
For its fiscal year ended December 31, 2016, Aquila Three Peaks High Income Fund paid a total of $61,036 in compensation and reimbursement of expenses to the Trustees.  For its fiscal year ended December 31, 2016, Aquila Three Peaks Opportunity Growth Fund paid a total of $136,976 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by a Fund to its Trustees.
Each Fund is a fund in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from Aquila Three Peaks High Income and Aquila Three Peaks Opportunity Growth Fund and the compensation they received during the fiscal year ended December 31, 2016 from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.
Name of Trustees	Compensation as Trustee from Aquila Three Peaks High Income Fund for Fiscal Year Ended December 31, 2016	Compensation as Trustee from Aquila Three Peaks Opportunity Growth Fund for Fiscal Year Ended December 31, 2016	Compensation as Trustee from All Funds in the Aquila Group of Funds for Fiscal Year Ended December 31, 2016	Number of Funds in the Aquila Group of Funds Overseen by Trustee for Fiscal Year Ended December 31, 2016(1)
John M. Burlingame	$11,698	$25,302	$37,000	4
Gary C. Cornia	$7,885	$18,240	$102,300	8
Grady Gammage, Jr.	$7,858	$18,213	$77,000	7
Glenn P. O’Flaherty	$13,944	$30,390	$152,000	8
Russell K. Okata	$8,239	$18,594	$66,500	5

(1) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
Class A Shares of each Fund may be purchased without a sales charge by the Fund’s Trustees and officers.  (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)
Ownership of Securities
Aquila Three Peaks High Income Fund
On March 7, 2017, the following persons held 5% or more of any class of Aquila Three Peaks High Income Fund’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Institutional 5% shareholders

Record Holder	Share Class	Number of Shares	Percent of Class
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	842,633 393,005 1,422,387	13.37% 21.39% 7.09%
LPL Financial 4707 Executive Drive San Diego, CA	Class C Class I Class Y	95,682 19,005 4,503,309	5.21% 9.65% 22.45%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A Class C Class Y	444,008 272,245 2,218,731	7.05% 14.82% 11.06%

Record Holder	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C	327,935 191,557	5.20% 10.43%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class I Class Y	1,080,695 175,646 43,594 3,720,782	17.15% 9.56% 22.13% 18.55%

Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class C Class Y	448,972 102,024 1,117,184	7.13% 5.55% 5.57%
Trust Company of America P.O. Box 6503 Englewood, CO	Class I	10,133	5.14%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE	Class I	54,179	27.50%
UBS WM USA OMNI Acount 1000 Harbor Blvd. Weehawken, NJ	Class Y	1,954,387	9.74%
NFS LLC FEBO DFE Asset Management LLC 7600 E. Doubletree Ranch Rd. Scottsdale, AZ	Class Y	1,031,776	5.14%

Additional 5% Shareholders
The Funds’ management is not aware of any other person beneficially owning more than 5% of any class of the Fund’s outstanding shares as of such date.

Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of Aquila Three Peaks High Income Fund.
Aquila Three Peaks Opportunity Growth Fund
On March 7, 2017, the following persons held 5% or more of any class of Aquila Three Peaks Opportunity Growth Fund’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Institutional 5% shareholders

Record Holder	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C Class Y	167,987 715,614 1,412,717	6.04% 34.55% 20.61%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class I Class Y	353,376 149,728 247,398 539,035	12.71% 7.23% 28.66% 7.87%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	303,137 292,401 1,135,291	10.90% 14.12% 16.57%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class C Class I Class Y	257,620 203,153 44,992 656,267	9.27% 9.81% 5.21% 9.58%
LPL Financial 4707 Executive Drive San Diego, CA	Class A Class Y	146,812 393,979	5.28% 5.75%
NFS LLC FEBO Midwest Trust Company 5901 College Blvd. Overland Park, KS	Class I	172,014	19.93%

Record Holder	Share Class	Number of Shares	Percent of Class
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C Class Y	247,542 655,019	11.95% 9.56%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE	Class I	146,194	16.94%
NFS LLC FEBO AmeriTrust Corporation 4506 S. Harvard Ave. Tulsa, OK	Class I	59,757	6.92%
UBS WM USA OMNI Acct 1000 Harbor Blvd. Weehawken, NJ	Class Y	728,737	10.63%
The Funds’ management is not aware of any other person beneficially owning more than 5% of any class of the Fund’s outstanding shares as of such date.
Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of Aquila Three Peaks Opportunity Growth Fund.
Investment Advisory and Other Services
Information about the Manager, the Sub-Adviser and the Distributor
Management Fees
Aquila Three Peaks High Income fund
During the fiscal years listed Aquila Three Peaks High Income Fund accrued fees to the Manager as follows:

Year	Fee	Waivers

2016	$1,619,953	$3,071
2015	$1,112,231	$118,365

2014	$1,443,559	$328,625

Aquila Three Peaks Opportunity Growth Fund
During the fiscal years listed, Aquila Three Peaks Opportunity Growth Fund accrued fees to the Manager as follows:

Year	Fee	Waivers
2016	$4,785,356	$0 was waived.(1)
2015	$2,946,201	$0 was waived.(2)

2014	$1,150,614	$34,606 was waived.

(1) For the fiscal year ended December 31, 2016, the Manager recovered fees and expenses previously waived in the amount of $75,585, in accordance with the terms of the contractual expense limitation agreement then in effect.
(2) For the fiscal year ended December 31, 2015, the Manager recovered fees and expenses previously waived in the amount of $448,249, in accordance with the terms of the contractual expense limitation agreement then in effect.
The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.
Aquila Distributors LLC, 120 West 45th Street, Suite 3600, New York, NY  10036 is each Fund’s Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
The Distributor is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.
The Advisory and Administration Agreement
Each Fund’s Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:
(i) supervise continuously the investment program of the Fund and the composition of its portfolio;
(ii) determine what securities shall be purchased or sold by the Fund; and
(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund.
The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

The Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:
(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;
(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;
(iii) maintain the Fund’s books and records and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;
(iv) prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and
(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.
The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.
The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.
The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) expenses of portfolio pricing and keeping the Fund’s accounting records including the computation of net asset value per share and the dividends; (v) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (vi) legal and audit expenses; (vii) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (viii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (ix) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (x) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the

Fund; (xi) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.
The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that for Aquila Three Peaks High Income Fund, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value on net assets of the Fund up to $100,000,000; 0.30% above $100,000,000 to $250,000,000 and 0.35 of 1% of the Fund’s net assets above $250,000,000 of such net asset value; and provided; however, that for Aquila Three Peaks Opportunity Growth Fund, upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% of such net asset value.
For its services to Aquila Three Peaks High Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of each business day at the annual rate of 0.65 of 1% of such net asset value.
For its services to Aquila Three Peaks Opportunity Growth Fund, the Manager is entitled to receive a fee which is payable monthly and computed on the net asset value of the Fund as of the close of each business day at the annual rate of 0.90 of 1% of such net asset value on net assets of the Fund up to $100,000,000, 0.85 of 1% on net assets of the Fund above $100,000,000 to $250,000,000 and 0.80 of 1% of the Fund’s net assets above $250,000,000.
Expense Waiver - Aquila Three Peaks High Income Fund
            The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.65 of 1% of such net asset value on net assets of the Fund up to $400,000,000 and 0.60 of 1% of the Fund’s net assets above $400,000,000 through April 30, 2018.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.
The Sub-Advisory Agreement
The services of the Sub-Adviser to each of Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund are rendered under the Sub-Advisory Agreements between the Manager and the Sub-Adviser, both of which provide, subject to the control of the Board of Trustees, for investment supervision.
Each Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.
Each Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.
Each Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.
Each Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”
Each Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.
Each Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.
Each Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.
Each Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.
For its services to Aquila Three Peaks High Income Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.45 of 1% of such net asset value on net assets of the Fund up to $100,000,000; 0.40 of 1% of the Fund’s net assets above $100,000,000 to $250,000,000 and 0.35 of 1% of the Fund's net assets above $250,000,000.
For its services to Aquila Three Peaks Opportunity Growth Fund, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.50 of 1% of such net asset value on net assets of the Fund up to $100,000,000; 0.45 of 1% of the Fund’s net assets above $100,000,000 to $250,000,000 and 0.40 of 1% of the Fund's net assets above $250,000,000.

Information about the Manager and the Sub-Adviser
The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of December 31, 2016, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.8 billion, of which approximately $2.9 billion consisted of assets of the tax-free municipal bond funds, $245 million in the high-income corporate bond fund and $624 million in the equity fund.  AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.  Performance of the Advisory and Administration Agreement is guaranteed by AMC.
The Sub-Adviser, Three Peaks Capital Management, LLC, is an SEC-registered investment adviser located at 3750 Dacoro Lane, Suite 100, Castle Rock, CO 80109. Founder, Chief Investment Officer and Co-Portfolio Manager of the Fund, Sandy Rufenacht, a 25+ year veteran of the mutual fund industry, manages all of the Sub-Adviser’s portfolios. The Co-Portfolio Managers share responsibility in selection of securities for purchase or sale and portfolio management.
Additional Information About the Portfolio Managers
The Co-Portfolio Managers are responsible for the day-to-day management of each of the Funds. Mr. Rufenacht does not manage the portfolio of any other investment company or pooled investment vehicle. Mr. Rufenacht co-manages 41 other accounts with combined assets that totaled approximately $225 million as of December 31, 2016. The compensation paid by all of these clients is computed as a percentage of assets under management. No account or fund has performance based fees.

Mr. Rufenacht owns 100% of the outstanding shares of the Sub-Adviser and his cash compensation is in his own discretion and is not based on performance. Mr. Rufenacht owned shares in Aquila Three Peaks High Income Fund in the range of over $100,000 as of December 31, 2016. Mr. Rufenacht owned shares of the Aquila Three Peaks Opportunity Growth Fund in the range of over $100,000 as of December 31, 2016.
Dave Battilega is the Co-Portfolio Manager of the Aquila Three Peaks High Income Fund. Mr. Battilega does not manage the portfolio of any other investment company or pooled investment vehicle. Mr. Battilega co-manages 34 other accounts with combined assets that totaled approximately $179 million as of December 31, 2016. The compensation paid by all of these clients is computed as a percentage of assets under management.  No account or fund has performance based fees.
Mr. Battilega receives a base salary and a discretionary bonus not tied to investment performance. Mr. Battilega owned shares of the Aquila Three Peaks High Income Fund in the range of over $100,000 as of December 31, 2016.
Zach Miller is the Co-Portfolio Manager of the Aquila Three Peaks Opportunity Growth Fund. Mr. Miller does not manage the portfolio of any other investment company or pooled investment vehicle.  Mr. Miller co-manages 17 other accounts with combined assets that totaled approximately $46 million as of December 31, 2016. The compensation paid by all of these clients is computed as a percentage of assets under management.  No account or fund has performance based fees.
Mr. Miller receives a base salary and a discretionary bonus not tied to investment performance. Mr. Miller owned shares of Aquila Three Peaks Opportunity Growth Fund in the range of $50,001-$100,000 as of December 31, 2016.
Notwithstanding the disclosure below under “Additional Information about the Sub-Adviser,” there are at present no situations where either of the Funds’ opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts.
Additional Information about the Sub-Adviser
The investment activities of the Sub-Adviser in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Funds and their shareholders. The Sub-Adviser may provide investment advisory services to other funds and accounts that have investment objectives, securities holdings, and strategies that are the same as, or differ from, or are contrary to, those of Aquila Three Peaks High Income Fund or Aquila Three Peaks Opportunity Growth Fund. That may result in another fund or account holding investments that are adverse to a Fund’s investment strategies or activities.  Other funds or accounts advised by the Sub-Adviser may have conflicting or competing interests arising from investment objectives that are similar to those of a Fund. Those accounts may engage in, and compete for, the same types of securities or other investments as a Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics.  The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of a Fund.  As a result, the value of securities held by a Fund or a Fund's investment strategies may be adversely affected. A Fund's investment performance will usually differ from the performance of other accounts advised by the Sub-Adviser and a Fund may experience losses during periods in which other accounts advised by the Sub-Adviser achieve gains. The Sub-Adviser has adopted policies and procedures designed to address potential conflicts of interest and prevent favoring one client over another.  It is possible, however, such policies and procedures may limit a Fund’s investment activities and affect its performance.

Underwriting Commissions
Aquila Three Peaks High Income Fund
During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of Aquila Three Peaks High Income Fund and the amount retained by the Distributor, respectively, were as follows:
	Sales Charges	Retained by Distributor
2016	$116,672	$22,791

2015	$73,032	$15,310

2014	$55,255	$10,569

Aquila Three Peaks Opportunity Growth Fund
During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of Aquila Three Peaks Opportunity Growth Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
2016	$566,968	$52,364

2015	$932,289	$86,176

2014	$334,230	$30,308

Class A Shares - In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:
Aquila Three Peaks High Income Fund:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%
$250,000 but less than $500,000	3.00%	2.50%
$500,000 but less than $1,000,000	2.50%	2.25%

Aquila Three Peaks Opportunity Growth Fund:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price
Less than $10,000	4.25%	3.75%
$10,000 but less than $25,000	4.00%	3.50%
$25,000 but less than $50,000	3.75%	3.50%
$50,000 but less than $100,000	3.50%	3.25%
$100,000 but less than $250,000	3.25%	3.00%
$250,000 but less than $500,000	3.00%	2.75%
$500,000 but less than $1,000,000	2.50%	2.25%

Class T Shares – Class T Shares may be offered by financial intermediaries with different front-end sales load structures.  Each Class T Financial Intermediary will fall into one of the Categories of Financial Intermediaries described below, based on the front-end sales load structure offered by the particular financial intermediary.  There are currently two categories of financial intermediaries (Category One Financial Intermediaries and Category Two Financial Intermediaries).  Other categories of financial intermediaries may be added in the future. Currently, all financial intermediaries that offer Class T Shares are Category One Financial Intermediaries.
Category One Financial Intermediaries - In connection with sales of Class T Shares through a Category One Financial Intermediary, the Distributor typically pays all of the sales charge on such shares to the financial intermediary as a concession (“Commissions”), in amounts that vary with the size of the purchase as follows:

Amount of Purchase	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $250,000	2.50%	2.50%
$250,000 but less than $500,000	2.00%	2.00%
$500,000 but less than $1,000,000	1.50%	1.50%
$1,000,000 and over	1.00%	1.00%

Category Two Financial Intermediaries - In connection with sales of Class T Shares through a Category Two Financial Intermediary, the Distributor typically pays all of the sales charge on such shares to the financial intermediary as a concession (“Commissions”) as follows:

Amount of Purchase	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

$0 or more	2.50%	2.50%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
Distribution Plan
Each Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  Each Fund’s Distribution Plan has five parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III), to distribution payments related to Class T Shares (Part IV) and to certain defensive provisions (Part V).
For purposes of Parts I, II, III and IV, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.
Provisions Relating to Class A Shares (Part I)
Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors LLC (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), for Aquila Three Peaks High Income Fund, 0.20 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares, and for Aquila Three Peaks Opportunity Growth Fund, 0.30 of 1% of the average annual net assets of a Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of a Fund’s assets allocable to the Front-Payment Class Shares.
The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment

Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part I is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part I will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)
Part II of the Plan applies only to the Level-Payment Class Shares (“Class C Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under  the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part II is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part II will, unless terminated as therein provided, continue in effect from year to year  so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.
Provisions Relating to Class I Shares (Part III)
Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of each Fund represented by Class I Shares is currently authorized by the Trustees.  Such payments shall be made only out of a Fund’s assets allocable to Class I Shares. The

Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part III is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part III will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.
Provisions Relating to Class T Shares (Part IV)
Part IV of the Plan applies only to the Transactional Class Shares (“Class T Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part IV of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors LLC (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part IV (“Class T Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class T Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class T Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class T Shares Permitted Payments”) to Qualified Recipients, which Class T Shares Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), for each Fund, 0.25 of 1% of the average annual net assets of the Fund represented by Class T Shares. Such payments shall be made only out of a Fund’s assets allocable to Class T Shares.
The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class T Permitted Payments, if any, to each Qualified Recipient provided that the total Class T Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class T Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part IV is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Class T Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part IV will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part IV may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part IV applies.  Part IV may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part IV, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class T Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class T Plan Agreements with them shall be their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan.
Defensive Provisions (Part V)
Another part of each Plan (Part V) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by a Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any  proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of a Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.
The Plan defines as a Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by each Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.
The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part V shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of a Fund.
Payments Under the Plan
Aquila Three Peaks High Income Fund
During the fiscal year ended December 31, 2016 payments were made under Part I, Part II and Part III of the Plan. No payments were made under Part IV of the Plan.  All payments were to Qualified Recipients and were for compensation.
Aquila Three Peaks Opportunity Growth Fund
During the fiscal year ended December 31, 2016, payments were made under Part I, Part II and Part III of the Plan.  No payments were made under Part IV of the Plan.  All payments were to Qualified Recipients, most of whom are broker-dealers, and were for compensation.
Payments to Qualified Recipients
During the fiscal year ended December 31, 2016, payments to Qualified Recipients under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

Aquila Three Peaks High Income Fund

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$143,690	$4,247	$139,443
Part II	$131,662	$42,271	$89,391
Part III	$3,210	$0	$3,210

Aquila Three Peaks Opportunity Growth Fund
	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$431,288	$8,230	$423,058
Part II	$622,477	$192,299	$430,178
Part III	$37,397	$0	$37,397

No payments were made under Part IV of the Plan for either Fund during the fiscal year ended December 31, 2016.
All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.
Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.
Shareholder Services Plan
Separate from the Fund’s Distribution Plan, each Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
Provisions for Level-Payment Class Shares (Class C Shares) (Part I)
As used in Part I of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of a Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.
During the fiscal year ended December 31, 2016, $43,887 was paid to the Distributor under Part I of the Plan with respect to Aquila Three Peaks High Income Fund
During the fiscal year ended December 31, 2016, $207,493 was paid to the Distributor under Part I of the Plan with respect to Aquila Three Peaks Opportunity Growth Fund.
Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)
As used in Part II of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.
Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
During the fiscal year ended December 31, 2016, $5,411 was paid to Qualified Recipients under Part II of the Plan with respect to Aquila Three Peaks High Income Fund
During the fiscal year ended December 31, 2016, $93,493 was paid to Qualified Recipients under Part II of the Plan with respect to Aquila Three Peaks Opportunity Growth Fund.
General Provisions
While each Fund’s Services Plan is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter. In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Each Fund’s Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.
Each Fund’s Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.
            While each Fund’s Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.
Codes of Ethics
Each Fund, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.  However, as a policy of the Sub-Adviser, its employees generally are not permitted to hold investments in reportable securities as defined in Rule 204A-1(e)(10) of the Investment Advisers Act of 1940.
Transfer Agent, Custodian and Independent Registered Public Accounting Firm
Each Fund’s Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.
Each Fund’s Custodian, The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286, is responsible for holding the Fund’s assets.
Each Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Fund’s financial statements.
Brokerage Allocation and Other Practices
Aquila Three Peaks High Income Fund
During the fiscal years ended December 31, 2016, 2015 and 2014, all transactions in portfolio securities were transacted on a principal basis. No brokerage commissions were paid.
The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund’s securities are contained in the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker/dealers (“dealers”) as shall, in the Sub-Adviser’s judgment, implement the policy of the Fund to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices.  In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Sub-Adviser determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. The Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.
Aquila Three Peaks Opportunity Growth Fund
The amounts of brokerage commissions paid during each of the fiscal years ended December 31, 2016, 2015 and 2014 were approximately $799,862, $485,815 and $163,518, respectively.  During the fiscal year ended December 31, 2016, the total amount of securities traded on behalf of the Fund was $846,981,389 on which $799,862 was paid in commissions to brokers for executing such transactions.
The following provisions describing the brokerage allocation and other practices relating to purchases and sales of the Fund’s debt and equity securities are derived from the Sub-Advisory Agreement. The Sub-Adviser, as a fiduciary, has full discretion in making investment and trade allocation decisions for the Fund.  The Sub-Adviser fully recognizes its fiduciary responsibility to act in the best interests of the Fund, as well as its other clients, when making decisions relative to opportunities, including those on both sides of an issuer’s capital structure.  In general, the primary consideration in effecting equity and debt transactions for the Fund is obtaining the most favorable prices and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission or markup, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions (or markups), the Fund will not necessarily be paying the lowest spread or commission (or markup) available. The Sub-Adviser has complete freedom as to the markets in which and the broker-dealers through whom (acting on an agency basis or as principal) it operates to seek this result. The Sub-Adviser may consider a number of factors in determining which broker-dealers to use. These factors include, but are not limited to, the nature and timing of the trade; the financial condition and execution capability of the broker-dealer; and the reasonableness and overall cost of the trade under prevailing market conditions. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services.  The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.
The Sub-Adviser may combine or aggregate trades in the same security into a single order in which the Fund and all participating accounts will receive the same average price per share for the transacted security.  If an aggregated order is not completely filled at the end of a trading day, any further trading of the security will continue to be allocated on a pro rata basis across participating accounts.  In an effort to achieve trading efficiencies while seeking to obtain best execution, the Sub-Adviser may also engage in interfund or cross transactions consistent with Rule 17a-7 under the 1940 Act and procedures established by the Board of Trustees.

Capital Stock
Each Fund has six classes of shares.
* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.00% of the public offering price for Aquila Three Peaks High Income Fund, and 4.25% of the public offering price for Aquila Three Peaks Opportunity Growth Fund, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares for Aquila Three Peaks High Income Fund, and at the rate of 0.30 of 1% of the average annual net assets represented by the Class A Shares for Aquila Three Peaks Opportunity Growth Fund.
* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.
* Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no contingent deferred sales charge and no distribution fee.
* Financial Intermediary Class Shares (“Class I Shares”) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers.  Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Fund.  In addition, Class I Shares may pay a service fee of up to 0.25 of 1% of such assets.
* Fiduciary Class Shares (“Class F Shares”) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class F Shares are offered at net asset value with no sales charge, no contingent deferred sales charge, and no distribution fee.
* Transactional Class Shares (“Class T Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 2.50% of the public offering price.  The sales charge for Class T Shares can vary from financial intermediary to financial intermediary.   Class T Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.25 of 1% of the average annual net assets represented by the Class T Shares.  There is no exchange privilege, rights of accumulation, rights of reinstatement, or letters of intent for Class T Shares.
As an open-end management investment company, each Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See “Purchase, Redemption and Pricing of Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each Fund are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates are no longer issued.
Each Fund is a series of Aquila Funds Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of each Fund, designated as Class A, Class C, Class I, Class F, Class T and Class Y shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.
The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of a Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which a Fund itself would be unable to meet its obligations.
Purchase, Redemption, and Pricing of Shares
The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” in the Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
Sales Charges for Purchases of $1 Million or More of Class A Shares
You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:
(i)	Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and
(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.
Short-Term Trading;
The Fund and the Distributor may reject any order for the purchase of shares. For example, because excessive movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Fund may reject purchase orders, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares.
Broker/Dealer Compensation - Class A and Class T Shares
Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.
Redemption of CDSC Class A Shares
If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.
When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) (with the exception of Class T Shares) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares (with the exception of Class T Shares) at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 0.0 on shares redeemed in years 3 & 4
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.
Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.
The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made.
The CDSC will be waived for:
•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by the Fund when an account falls below the minimum required account size.
•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.
Broker/Dealer Compensation - CDSC Class A Shares
The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price

$1 million but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares and Class T Shares
Rights of Accumulation
“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more with respect to Aquila Three Peaks High Income Fund and $10,000 or more with respect to Aquila Three Peaks Opportunity Growth Fund.  Rights of accumulation are not available with respect to purchases of Class T Shares.
Letters of Intent
“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.  Letters of intent are not available with respect to purchases of Class T Shares.
General
As noted above, availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or, if applicable, CDSC waivers, from those set forth below.  Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.
Class A Shares may be purchased without a sales charge by:
*	current and former Trustees and officers of any funds in the Aquila Group of Funds;
*	the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;
*	broker dealers, their officers and employees and other investment professionals;

*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;
*	certain family members of, and plans for the benefit of, the foregoing; and
*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.
Purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.
Class A Shares and Class T Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.
                Each Fund permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.
A qualified group is a group or association that
(i)            satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;
(ii)            gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and
(iii)            complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.
At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.
Examples of a qualified group include, but are not limited to:
*            certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and
*            certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts.
The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer shares of the Funds, except as set forth under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.
Investors may exchange securities acceptable to the Manager (after consultation with the Sub-Adviser) for shares of the Funds. The Funds believe such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund's portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.
Additional Compensation for Financial Intermediaries
The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b‑1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Funds, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor and/or its related companies, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of a Fund.
Such additional compensation (which is sometimes referred to as “revenue sharing”) is paid out of the Distributor’s (or related company’s) own resources, without additional charge to a Fund or its shareholders, although such resources may include profits derived from services provided to the Funds.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.
At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Funds, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor (or related companies) may pay additional compensation for services with respect to the Funds and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.
Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:
•	assistance in training and educating the financial advisor’s personnel;
•	participation in the financial advisor’s conferences and meetings;
•	advertising of the Funds’ shares;
•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;
•	shareholder education events;
•	exhibit space or sponsorships at regional or national events of financial intermediaries;
•	participation in special financial advisor programs;
•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;
•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;
•	inclusion of the Funds and/or the Aquila Group of Funds on preferred or recommended sales lists; and
•	other comparable expenses at the discretion of the Distributor.
The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include American Enterprise Investment, Bank One Securities Corp. (now JP Morgan Chase Bank and/or JP Morgan Chase Securities), Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., L.P., Fidelity Brokerage Services LLC, First Federal Savings Bank, Forbes Financial, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Janney Montgomery Scott LLC, LPL Financial, Larry Heller & Associates,  Merrill Lynch, Morgan Keegan & Company, Inc.,  Morgan Stanley, National Financial Services LLC, Next Financial,  Pershing LLC, Preferred Financial Group, RBC Capital Markets, Raymond James and Associates, Inc., Sovereign Bank, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Voya Financial Advisors, Waddell & Reed, Wedbush Securities Inc., Wells Fargo Advisors, LLC, and Zions Investment Securities Inc.
The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.
The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.
Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.
Automatic Withdrawal Plan (Class A Shares Only)
You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class I Shares, Class F Shares, Class T Shares or Class Y Shares.
Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)
Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.
Share Certificates
The Funds no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.
Reinvestment Privilege (Class A and C Shares Only)
If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.
The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.
Reinvestment Privileges are not available for Class T Shares.
Exchange Privilege
Shareholders of each Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.
Generally, you can exchange shares of any class of a Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary. There is no exchange privilege for Class T Shares.  Call 800-437-1000 for more information on the exchange privilege.
Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.
The following important information should be noted:
CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.
If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.
The funds in the Aquila Group of Funds reserve the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence.  The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.
All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired; (iii) the ownership of the accounts from which and to which the exchange is made are identical; and (iv) the exchange privilege is available with the share class owned.
The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:
800-437-1000 toll-free
Note: The Funds, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.
Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.
An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.
Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.
If you are considering an exchange into one of the other funds in the Aquila Group of Funds, you should obtain a copy of and carefully read its Prospectus.
Same Fund Exchange Privilege
Certain shareholders may be eligible to exchange their shares for a Fund’s Class Y or Class T Shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally,

shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.
Conversion of Class C Shares
Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila Group of Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Group of Funds.
“Transfer on Death” Registration (Not Available for Class I, Class F, Class T or Class Y Shares)
Each of the funds in the Aquila Group of Funds permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent or your broker/dealer. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Funds; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.
You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.
An investor in Class I, Class F, Class T or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary.
Computation of Net Asset Value
The net asset value of the shares of each of the Fund’s classes is determined on each day that the New York Stock Exchange is open, as of the scheduled close of regular trading (normally 4:00 p.m., New

York time), by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding.  If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Fixed-income securities and certain derivative instruments generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuations.  Equity securities and certain derivative instruments generally are priced daily by a nationally recognized securities pricing service (Intercontinental Exchange, f/k/a FT Interactive Data currently serves as the primary service provider) using the last sale price on any particular exchange at the market close, or if the relevant market does not close, then as of 4:00 p.m. New York time. The close of the principal exchanges or other markets on which some of the Fund’s portfolio securities are traded may be later than 4:00 p.m. New York time.
Circumstances such as a significant market event, low trading volume, illiquidity, or high volatility with respect to a particular security may prompt the Fund’s Valuation Committee to meet in order to determine appropriate action, if any, which could possibly include determining the fair value of the security.  In the event that a security must be fair valued, the Valuation Committee may request such information as it considers appropriate, including past price changes of the security involved.
The Valuation Committee shall be comprised of the Manager’s President & CEO, Executive Vice President and any employee of the Manager who formerly served as Treasurer of the Fund, as well the Fund’s Chief Financial Officer, Assistant Treasurer and Chief Compliance Officer.  One member of the Valuation Committee shall constitute a quorum.
The Fund’s Portfolio Managers may be consulted by the Valuation Committee as appropriate but shall not be members of the Valuation Committee and shall not make determinations as to the fair value of a security held by the Fund.
As indicated above, the net asset value per share of the Fund’s shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.
Purchases and Redemptions of Shares
Each Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for shares of the Fund; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.
Purchases and Redemptions Through Broker/Dealers
A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.
Limitation of Redemptions in Kind
Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.
Disclosure of Portfolio Holdings
Under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter.  Such information will remain accessible until the next schedule is made publicly available.  You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Funds’ website at www.aquilafunds.com. www.aquilafunds.com
In addition, the Manager may share the Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding the Fund’s portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds’ Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.
Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between a Fund’s shareholders and the Fund’s Manager, Sub-Adviser, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Funds, the Manager and the Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.
Each Fund currently provides holdings information to the following service providers with which it has ongoing relationships:
1.	Intercontinental Exchange (pricing services) on a daily basis with no lag;
2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis;
3.	Bloomberg (tracking and pricing entity) on a daily basis with no lag;

4.	Investor Tools (portfolio analytics service) on a daily basis with no lag; and
5.	Fitch Group, its financial printer, as soon as practicable following each fiscal quarter-end.
Each Fund also currently provides holdings information to Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.
Additional Tax Information
The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a Fund through an IRA, 401(k) plan or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Each Fund and Its Investments
Each Fund will be treated as a separate taxpayer for U.S. Federal income tax purposes.  Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”
A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.  However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.  If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.
The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.
Each Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders and may make it more difficult for a Fund to qualify for treatment as a regulated investment company. These provisions also (a) will require each Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and maintain qualification for treatment as a regulated investment company.
The Funds’ investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, gains on short sales are generally treated as short-term capital gains. A short sale may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).
A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount.  In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.
Foreign Investments. Interest or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.
Aquila Three Peaks Opportunity Growth Fund does not expect to be eligible to elect to pass through foreign taxes to its shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by the Fund. Foreign taxes paid by Aquila Three Peaks Opportunity Growth Fund will reduce the return from the Fund’s investments.
If more than 50% of the value of Aquila Three Peaks High Income Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. Federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders.  For any year that Aquila Three Peaks High Income Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and the shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any.  No deductions for foreign taxes paid by Aquila Three Peaks High Income Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions.  No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.  Shareholders that are exempt from tax under Section 501(a) of the Code, such as certain pension plans, generally will derive no benefit from this election.  Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the Fund’s shareholders could incur a loss, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and the Fund might have to distribute such income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.
For U.S. Federal income tax purposes, unused capital loss carryforwards of a Fund may generally be carried forward without limit.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.  As of December 31, 2016, Aquila Three Peaks High Income Fund had capital loss carryforwards of $1,779,514, and Aquila Three Peaks Opportunity Growth Fund had capital loss carryforwards of $999,675.
Taxation of U.S. Shareholders
Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards).  If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the applicable Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.  Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.
Distributions of net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund.
Dividends and distributions from a Fund and net gains from redemptions of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
Special rules apply to certain dividends paid by Aquila Three Peaks Opportunity Growth Fund to individuals. Certain dividends may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to (i) 100% of the dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to “qualified dividend income” received by the Fund; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  Qualified foreign corporations are foreign corporations that are incorporated in a possession of the U.S. or that are eligible for benefits under certain U.S. income tax treaties.  Certain other dividends received from foreign corporations will be treated as qualified dividend income if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S.  Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust (a “REIT”) or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.
If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Dividends paid by Aquila Three Peaks Opportunity Growth Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.
Aquila Three Peaks High Income Fund does not expect that any of its dividends paid will qualify for the dividends-received deduction for corporate shareholders.  That Fund also does not expect any of its distributions to be treated as qualified dividend income.
If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. Federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions.  The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.
Sales of Shares.  Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares.  A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the applicable Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.
Backup Withholding. A Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  The backup withholding rate is 28%.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities.
Notices. Shareholders of each Fund will receive, if appropriate, various written notices after the close of the applicable Fund’s taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.
Taxation of Non-U.S. Shareholders
Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to Federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty).  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.  Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.
The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.  The 30% withholding tax also will not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.
Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

Basis Reporting
Each Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.  If a shareholder has a different basis for different shares of a Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will calculate basis of the shares sold using its default method unless the shareholder has properly elected to use a different method.  Each Fund’s default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder’s Fund shares in the account.
Shareholders may instruct a Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.
The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Underwriters
The Distributor acts as each Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
Aquila Three Peaks High Income Fund
Payments of the amounts listed below for Aquila Three Peaks High Income Fund for the fiscal year ended December 31, 2016 were as follows:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$22,791	None	None	None(1)

(1) Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Aquila Three Peaks Opportunity Growth Fund
Payments of the amounts listed below for Aquila Three Peaks Opportunity Growth Fund for the fiscal year ended December 31, 2016 were as follows:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$52,364	None	None	None(1)
(1) Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Proxy Voting Policies
The Board of Trustees of the Funds has delegated authority to vote all proxies related to the Funds’ portfolio securities to the Sub-Adviser, Three Peaks Capital Management, LLC, and has approved the Sub-Adviser’s Proxy Voting Policies and Procedures for use in voting proxies on behalf of the Fund, if any.
Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling the Fund toll-free  at 1-800-437-1000, (2) at www.aquilafunds.com, and (3) on the SEC’s website at www.sec.gov.
The following are excerpts relevant to the Funds from the Sub-Adviser’s Statement of Proxy Voting Policies and Procedures.
THREE PEAKS CAPITAL MANAGEMENT, LLC
STATEMENT OF PROXY VOTING POLICIES AND PROCEDURES
General Statement
Three Peaks Capital Management LLC manages portfolios in the high yield bond market and the equity market.  Therefore, on the high yield bond portfolios, the firm does not vote proxies.  However, on the equity portfolios, the proxy voting policies and procedures are set forth below.
The purposes of these proxy policies and procedures is to set forth the principles, guidelines and procedures by which Three Peaks Capital Management LLC (the “Firm” or “TPCM”) votes the securities owned by its clients for which the Firm exercises voting authority and discretion (“Proxies”).  These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).  Our authority to vote Proxies is established by investment management agreements or comparable documents with our clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.

Proxy Voting Procedures
The guiding principle by which the Firm votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients’ holdings.  The Firm does not permit voting decisions to be influenced in any matter that is contrary to, or dilutive of, this guiding principle.  It is our policy to avoid situations where there is any material conflict of interest or perceived conflict of interest affecting our voting decisions.
It is the general policy of the Firm to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind.  However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting such Proxy outweigh the benefits to clients, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of our clients, in the judgment of the Firm.
Proxy Guidelines
A.            TPCM’s Proxy Voting Guidelines – General Practices.
The Firm uses an independent, third-party vendor (currently RiskMetrics Group) to implement its proxy voting process as the Firm’s proxy voting agent.  In general, whenever a vote is solicited, RiskMetrics Group will execute the vote according to the Firm’s Voting Guidelines (which generally follow [Institutional Shareholder Services ("ISS")] recommendations).
B.            Ability to Vote Proxies Other than as Provided by Voting Guidelines.
A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines.  In this situation, he or she will document why such proxy should be voted other than according to such Guidelines.  If any person, group, or entity requests the Proxy Voting Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Voting Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s.  The Proxy Voting Committee may consider the matter, subject to the conflicts of interest procedures discussed above.
C.            Other Proxy Proposals
For the following categories of  proposals either the Proxy Voting Committee will determine how proxies related to all such proposals will be voted, or the proxies will generally be voted in accordance with ISS’ or an individual client’s guidelines.
1.
New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Voting Committee will develop a Voting Guideline which will be incorporated into this Policy.

2.	[Accounts Adhering to Taft Hartley Principles.]
3.	[Accounts Adhering to Socially Responsible Principles.]

4.
Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote.  In general, the Firm will refrain from voting such securities.  However, in the exceptional circumstances that TPCM determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Voting Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5.	Proxies of Investment Company Shares. Proposals on issues other than those specified above will be voted on the specific instruction of the Proxy Voting Committee.
6.	Executive/Director Compensation. Proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Voting Committee.
7.
Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Voting Committee will consider the size of the company and the nature of its shareholder base.

D.            Voting Guidelines
The Voting Guidelines are designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts.  However, the Firm reserves the right to depart from these guidelines in any particular instance in order to avoid voting decisions that may be contrary to the clients’ best interests.
Elections of Directors: In many instances, election of directors is a routine voting issue.  Unless there is a proxy fight for seats on the board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors.  That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support.  We may, for example, withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.  In addition, we may also withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse.
Appointment of Auditors: The selection of an independent accountant to audit a company’s financial statements is generally a routine business matter.  The Firm believes that management remains in the best position to choose the accounting firm and will support management’s recommendation, except that we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.
Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature.  Absent a compelling reason to the contrary, the Firm will cast its votes in accordance with the company’s management on such proposals.  However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company of have a material economic effect on the company.
Corporate Restructurings, Mergers and Acquisitions: The Firm believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.
Proposals Affecting Shareholder Rights: The Firm believes that certain fundamental rights of shareholders should be protected. We will vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights, except that we will vote against a proposal if we believe that that any adverse economic impact of the proposal on shareholders outweighs any improvement in shareholder rights.
Corporate Governance: The Firm recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We will vote in favor of proposals promoting transparency and accountability within a company. For example, we will vote in favor of proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and CEO.
Anti-Takeover Measures: The Firm believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder voting power. Conversely, we may support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.
Executive Compensation: The Firm believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered.  Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.
Social and Corporate Responsibility: The Firm will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether the proposal will have a financial impact on shareholder value. We may vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.
Proxies of Certain Non-U.S. Issuers: Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction.  Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. We will generally vote proxies of non-U.S. issuers in accordance with the foregoing guidelines, but they are premised upon the existence of a sound corporate governance and disclosure framework, and may not be appropriate under some circumstances for non-U.S. issuers. Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. The Firm may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required, we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

________________________________________________________________________
Additional Information Regarding Proxy Voting.  Voting records will be maintained in a dedicated file for proxy votes.  In cases where votes may be considered controversial, the portfolio manager may document the reasoning for the vote and add that to the file.  The Manager will rely on the Securities and Exchange Commission’s EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.
The proxy-voting record of the Fund is available upon request by calling (800) 437-1000 and on the SEC’s website at http://www.sec.gov.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.
Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:
Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note : Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.
Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note : Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:
Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Description of Standard & Poor’s Ratings Group’s Dual Ratings:
Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
L: Ratings qualified with ‘L’ apply only to amounts invested up to Federal deposit insurance limits.
p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.
The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:
Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.
CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.
C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.
             Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.
Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.
Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C—High short-term default risk. Default is a real possibility.
RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.
D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.
Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.
Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.
Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.
“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.
“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.
NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.